SCHEDULE 14A

                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
             OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the registrant /x/

Filed by a party other than the registrant / /

Check the appropriate box:

         / /    Preliminary Proxy Statement

         / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)2))

         /x/    Definitive Proxy Statement

         / /    Definitive Additional Materials

         / /    Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14(a)-12

                          GST TELECOMMUNICATIONS, INC.
--------------------------------------------------------------------------------
                  (Name of Registrant as Specified in Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) filing Proxy Statement, if other than Registrant)

      Payment of filing fee (check the appropriate box):

      /X/     No fee required.

      / /     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
              0-11.

      (1)      Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

      (2)      Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------


      (4)      Proposed maximum aggregate value of transaction:

      (5)      Total fee paid:

      / /      Fee paid previously with preliminary materials.

         / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1) Amount Previously Paid:

--------------------------------------------------------------------------------

         (2) Form, Schedule or Registration Statement no.:

--------------------------------------------------------------------------------

         (3) Filing Party:

--------------------------------------------------------------------------------

         (4) Date Filed:

                          GST TELECOMMUNICATIONS, INC.

                NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS

         NOTICE is hereby given that the Annual General Meeting of the shareholders of GST Telecommunications, Inc. (the "Company") will be held in the Terrace Room of the Waterfront Centre Hotel, 900 Canada Place Way, Vancouver, British Columbia, on March 17, 1997 at 11:00 a.m. for the following purposes:

         1.       To receive and consider the Report of the Directors.

         2. To receive and consider the audited financial statements of the Company for the year ended September 30, 1996 together with the auditors' report thereon.

         3. To elect directors to hold office until the next Annual General Meeting of the shareholders or until their successors are duly elected or appointed.

         4. To approve an amendment to the Company's 1996 Stock Option Plan increasing the number of Common Shares that may be subject to options granted under the Plan from 400,000 to 700,000 shares.

         5. To approve the Company's Senior Executive Stock Option Plan and to authorize the directors to make such changes to such Plan as may be required by the securities regulatory authorities or to comply with applicable legislation without further shareholder approval.

         6. To approve the Company's Senior Operating Officer Stock Option Plan and to authorize the directors to make such changes to such Plan as may be required by the securities regulatory authorities or to comply with applicable legislation without further shareholder approval.

         7. To appoint KPMG Peat Marwick LLP, Certified Public Accountants, to serve as auditors for the Company until the next Annual General Meeting of the shareholders and to authorize the directors to fix the remuneration to be paid to the auditors.

         8. To transact such other business as may properly come before the meeting.

         Shareholders unable to attend the Annual General Meeting in person are requested to read the enclosed Proxy Circular and Proxy, and then complete and deposit the Proxy together with the power of attorney or other authority, if any, under which it was signed or a notarially certified copy thereof with the Company's transfer agent, Montreal Trust Company of Canada, of 510 Burrard Street, Vancouver, British Columbia, V6C 3B9, at least 48 hours (excluding Saturdays, Sundays and statutory holidays) before the time of the meeting. Unregistered shareholders who received the Proxy through an intermediary must
deliver  the  Proxy  in  accordance   with  the   instructions   given  by  such
intermediary.

         Only shareholders of record on the close of business on January 24, 1997 are entitled to notice of, and to vote at, the Annual General Meeting.

DATED at Vancouver, Washington, this 13th day of February, 1997.

                                            ON BEHALF OF THE BOARD OF DIRECTORS

                                   (signed)          STEPHEN IRWIN
                                               Vice-Chairman & Secretary

          WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE ANNUAL GENERAL
           MEETING YOU ARE URGED TO FILL IN, DATE, SIGN AND RETURN THE
             ENCLOSED PROXY IN THE ENVELOPE THAT IS PROVIDED, WHICH
          REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES OR CANADA.

                          GST TELECOMMUNICATIONS, INC.

                                      PROXY

                         FOR THE ANNUAL GENERAL MEETING

                            TO BE HELD MARCH 17, 1997

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY

         The undersigned, being a shareholder of GST Telecommunications, Inc. (the "Company"), hereby appoints W. Gordon Blankstein, Chairman of the Company, or failing him, Stephen Irwin, Vice-Chairman of the Company, or failing him, Michael F. Provenzano, Assistant Secretary of the Company, or, alternatively, __________________, as proxyholder, to attend the Annual General Meeting of the Company to be held in the Terrace Room of the Waterfront Centre Hotel, 900 Canada Place Way, Vancouver, British Columbia on March 17, 1997, and at any adjournment thereof and to vote all the shares in the capital of the Company that the undersigned would otherwise be entitled to vote if personally present at such Annual General Meeting or at any adjournment thereof with respect to the matters set forth below as follows:

         1. Setting the number of directors for election at nine.

         VOTE FOR                           AGAINST

         2. Election of the Board of Directors as follows:

JOHN WARTA                  VOTE FOR  ________        WITHHOLD VOTE  ________

W. GORDON BLANKSTEIN        VOTE FOR  ________        WITHHOLD VOTE  ________

STEPHEN IRWIN               VOTE FOR  ________        WITHHOLD VOTE  ________

ROBERT H. HANSON            VOTE FOR  ________        WITHHOLD VOTE  ________

PETER E. LEGAULT            VOTE FOR  ________        WITHHOLD VOTE  ________

IAN WATSON                  VOTE FOR  ________        WITHHOLD VOTE  ________

JACK G. ARMSTRONG           VOTE FOR  ________        WITHHOLD VOTE  ________

TAKASHI YOSHIDA             VOTE FOR  ________        WITHHOLD VOTE  ________

THOMAS E. SAWYER            VOTE FOR  ________        WITHHOLD VOTE  ________

         3. Approval of an amendment to the Company's 1996 Stock Option Plan increasing the number of Common Shares that may be subject to options granted under such Plan from 400,000 to 700,000 shares.

             VOTE FOR  _______________      AGAINST _______________

         4. Approval of the Company's Senior Executive Stock Option Plan and authorization for the directors to make such changes to such Plan as may be required by the securities regulatory authorities or to comply with applicable legislation without further shareholder approval.

             VOTE FOR  _______________      AGAINST _______________

         5. Approval of the Company's Senior Operating Officer Stock Option Plan and authorization for the directors to make such changes to such Plan as may be required by the securities regulatory authorities or to comply with applicable legislation without further shareholder approval.

             VOTE FOR  _______________      AGAINST _______________

         6. Appointment of KPMG Peat Marwick LLP, Certified Public Accountants, to serve as auditors for the Company and authorization for the directors to fix the remuneration to be paid to the auditors.

             VOTE FOR  _______________      AGAINST _______________

         7. To vote with discretionary power with respect to the transaction of such other business as may properly come before the Annual General Meeting or any adjournment thereof.

The undersigned hereby acknowledges receipt of a copy of the Notice of Annual General Meeting and Proxy Circular, both dated February 13, 1997, the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 1996 and the Company's Form 10-KA dated January 28, 1997 amending such Annual Report on Form 10-K.

THE UNDERSIGNED HEREBY REVOKES ANY PROXY PREVIOUSLY GIVEN.

DATED this ________ day of ______________________, 1997.

------------------------                    ---------------------------------
NAME (Please Print)                         SIGNATURE

                                            NOTE:  Please  sign  exactly as name
                                            appears hereon.  Joint owners should
                                            each sign. When signing as attorney,
                                            executor, administrator,  trustee or
                                            guardian,  please give full title as
                                            such.  When  signing  on behalf of a
                                            corporation,   you   should   be  an
                                            authorized     officer    of    such
                                            corporation,  and  please  give your
                                            title as such.

                                      NOTES

         1. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED OR WITHHELD FROM VOTING ON ANY POLL EITHER (I) REQUESTED BY A SHAREHOLDER OR PROXYHOLDER (PROVIDED THE INSTRUCTIONS ARE CERTAIN) OR (II) REQUIRED BY VIRTUE OF 5% OR MORE OF THE OUTSTANDING SHARES OF THE COMPANY BEING REPRESENTED AT THE ANNUAL GENERAL MEETING (THE "MEETING") BY PROXIES THAT ARE TO BE VOTED AGAINST A MATTER. IF THE SHAREHOLDER OR AN INTERMEDIARY HOLDING SHARES AND ACTING ON BEHALF OF AN UNREGISTERED SHAREHOLDER HAS SPECIFIED A CHOICE WITH RESPECT TO ANY OF THE ITEMS ABOVE BY MARKING AN "X" IN THE SPACE PROVIDED FOR THAT PURPOSE THE SHARES WILL BE VOTED ON ANY POLL IN ACCORDANCE WITH THAT CHOICE. IF NO CHOICE IS SPECIFIED, THE PROXYHOLDER, IF ONE PROPOSED BY THE BOARD OF DIRECTORS, INTENDS TO VOTE THE SHARES REPRESENTED BY THE PROXY AS IF THE SHAREHOLDER HAD SPECIFIED AN AFFIRMATIVE VOTE. IF ANY AMENDMENTS OR VARIATIONS TO MATTERS IDENTIFIED IN THE NOTICE OF MEETING ARE PROPOSED AT THE MEETING OR IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING, DISCRETIONARY AUTHORITY IS HEREBY CONFERRED WITH RESPECT THERETO.

         2. A SHAREHOLDER OR AN INTERMEDIARY HOLDING SHARES AND ACTING ON BEHALF OF AN UNREGISTERED SHAREHOLDER HAS THE RIGHT TO APPOINT A PERSON OTHER THAN THE PERSONS NAMED IN THE PROXY AS PROXYHOLDERS (WHICH PERSON NEED NOT BE A SHAREHOLDER) TO ATTEND AND ACT ON HIS BEHALF AT THE MEETING. TO EXERCISE THIS RIGHT, THE SHAREHOLDER OR INTERMEDIARY MUST STRIKE OUT THE NAMES OF THE PERSONS NAMED IN THE PROXY AS PROXYHOLDERS AND INSERT THE NAME OF HIS NOMINEE IN THE SPACE PROVIDED OR COMPLETE ANOTHER PROXY.

         3. This Proxy will not be valid unless it is dated and signed by the intermediary or by the shareholder or his attorney authorized in writing. In the case of a corporation, this Proxy must be dated and executed under its corporate seal or signed by a duly authorized officer or attorney for the corporation.

         4. To be effective, the Proxy together with the power of attorney or other authority, if any, under which it was signed or a notarially certified copy thereof, must be deposited with the Company's transfer agent, Montreal Trust Company of Canada, of 510 Burrard Street, Vancouver, British Columbia, V6C 3B9, at least 48 hours (excluding Saturdays, Sundays and statutory holidays) before the time of the Meeting. Unregistered shareholders who received the Proxy through an intermediary must deliver the Proxy in accordance with the instructions given by such intermediary.

         5. This Proxy is solicited on behalf of the Board of Directors of the Company.

         Your name and address are shown as registered - please notify Montreal Trust Company of Canada of any change in your address.

                          GST TELECOMMUNICATIONS, INC.

                             4317 N.E. THURSTON WAY
                           VANCOUVER, WASHINGTON 98662

            PROXY CIRCULAR FOR ANNUAL GENERAL MEETING OF SHAREHOLDERS

         THIS PROXY CIRCULAR CONTAINS INFORMATION AS AT JANUARY 24, 1997

                   PERSONS MAKING THIS SOLICITATION OF PROXIES

         THIS PROXY CIRCULAR IS FURNISHED IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE BOARD OF DIRECTORS OF GST TELECOMMUNICATIONS, INC. (THE "COMPANY") FOR USE AT THE ANNUAL GENERAL MEETING (THE "MEETING") OF THE SHAREHOLDERS OF THE COMPANY TO BE HELD IN THE TERRACE ROOM OF THE WATERFRONT CENTRE HOTEL, 900 CANADA PLACE WAY, VANCOUVER, BRITISH COLUMBIA, ON MARCH 17, 1997 AT 11:00 A.M. AND FOR THE PURPOSES SET FORTH IN THE ACCOMPANYING NOTICE OF MEETING, AND AT ANY ADJOURNMENT THEREOF. It is expected that the solicitation will be primarily by mail. Proxies may also be solicited personally by employees of the Company. The cost of solicitation will be borne by the Company.

         The approximate date of mailing of this Proxy Circular and the accompanying proxy to shareholders is February 13, 1997.

                        COMPLETION AND VOTING OF PROXIES

         Two or more persons holding or representing a total of five percent or more of the Company's outstanding common shares (the "Common Shares") is required for a quorum at the Meeting. Voting at the Meeting will be by a show of hands, each shareholder having one vote, unless a poll is requested or required (if the number of shares represented by proxies that are to be voted against a motion is greater than five percent of the votes that could be cast at the Meeting), in which case each shareholder is entitled to one vote for each share held. In order to approve a motion proposed at the Meeting a majority of greater than 50% of the votes cast will be required (an "ordinary resolution") unless the motion requires a special resolution in which case a majority of 66-2/3% of the votes cast will be required.

         The persons named in the accompanying Proxy as proxyholders are directors or officers of the Company. A SHAREHOLDER OR AN INTERMEDIARY HOLDING SHARES AND ACTING ON BEHALF OF AN UNREGISTERED SHAREHOLDER HAS THE RIGHT TO APPOINT A PERSON OTHER THAN THE PERSONS NAMED IN THE PROXY AS PROXYHOLDERS (WHICH PERSON NEED NOT BE A SHAREHOLDER) TO ATTEND AND ACT ON HIS BEHALF AT THE MEETING. TO EXERCISE THIS RIGHT, THE SHAREHOLDER OR INTERMEDIARY MUST STRIKE OUT THE NAMES OF THE PERSONS NAMED IN THE PROXY AS PROXYHOLDERS AND INSERT THE NAME OF HIS NOMINEE IN THE SPACE PROVIDED OR COMPLETE ANOTHER PROXY.

         A shareholder or intermediary acting on behalf of a shareholder may indicate the manner in which the persons named in the enclosed Proxy are to vote with respect to any matter by marking an "X" in the appropriate space. On any poll required by virtue of either (i) shareholders who hold five percent or more of the outstanding shares of the Company being represented at the Meeting by proxies indicating that such shares are to be voted against a matter or (ii) a shareholder or proxyholder requesting a poll, those persons will vote or withhold from voting the shares in respect of which they are appointed in accordance with the directions, if any, given in the Proxy provided such directions are certain.

         If the shareholder or intermediary acting on behalf of a shareholder wishes to confer discretionary authority with respect to any matter, then the space should be left blank. IF NO CHOICE IS SPECIFIED, THE PROXYHOLDER, IF ONE PROPOSED BY THE BOARD OF DIRECTORS, INTENDS TO VOTE THE SHARES REPRESENTED BY THE PROXY IN FAVOR OF THE MOTION. The enclosed Proxy, when properly signed, also confers discretionary authority with respect to amendments or variations to the matters identified in the Notice of Meeting and with respect to other matters which may be properly brought before the Meeting. At the time of printing this Proxy Circular, the Board of Directors of the Company is not aware that any such amendments, variations or other matters are to be presented for action at the Meeting. If, however, other matters which are not now known to the Board of Directors should properly come before the Meeting, the Proxies hereby solicited will be exercised on such matters in accordance with the best judgment of the nominees.

         The Proxy must be dated and signed by the intermediary acting on behalf of a shareholder or by the shareholder or his attorney authorized in writing. In the case of a corporation, the Proxy must be dated and executed under its corporate seal or signed by a duly authorized officer or attorney for the corporation.

         COMPLETED PROXIES TOGETHER WITH THE POWER OF ATTORNEY OR OTHER AUTHORITY, IF ANY, UNDER WHICH IT WAS SIGNED OR A NOTARIALLY CERTIFIED COPY THEREOF, MUST BE DEPOSITED WITH THE COMPANY'S TRANSFER AGENT, MONTREAL TRUST COMPANY OF CANADA, OF 510 BURRARD STREET, VANCOUVER, BRITISH COLUMBIA, V6C 3B9, AT LEAST 48 HOURS (EXCLUDING SATURDAYS, SUNDAYS AND STATUTORY HOLIDAYS) BEFORE THE TIME OF THE MEETING. UNREGISTERED SHAREHOLDERS WHO RECEIVED THE PROXY THROUGH AN INTERMEDIARY MUST DELIVER THE PROXY IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN BY SUCH INTERMEDIARY.

         It is not intended to use the proxies for the purpose of voting on the Company's audited financial statements for the most recently completed fiscal year, the directors' reports or the auditors' report.

                              REVOCATION OF PROXIES

         A shareholder or an intermediary acting on behalf of a shareholder who has given a Proxy has the power to revoke it. Revocation can be effected by an instrument in writing signed by the intermediary or shareholder or his attorney authorized in writing, and, in the case of a corporation, executed under its corporate seal or signed by a duly authorized officer or attorney for the corporation and either delivered to the registered office of the Company at 12th Floor, 1190 Hornby Street, Vancouver, British Columbia, V6Z 2L3, at any time up to and including the last business day preceding the day of the Meeting, or any adjournment thereof, or deposited with the Chairman of the Meeting on the day of the Meeting, prior to the hour of commencement.

             INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

         None of the directors or senior officers of the Company, nor any person who has held such a position since the beginning of the last completed fiscal year of the Company, nor any proposed nominee for election as a director of the Company, nor any associate or affiliate of the foregoing persons, has any substantial or material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in any matter to be acted on at the Meeting other than the election of directors or the approval of the amendment to the Company's 1996 Stock Option Plan (the "1996 Plan"), the approval of the 1996 Senior Operating Officer Stock Option Plan (the "Operating Officer Plan") and, with respect to John Warta, W. Gordon Blankstein and Stephen Irwin, the 1996 Senior Executive Officer Stock Option Plan (the "Executive Plan") insofar as they have been or may be granted options to purchase Common Shares pursuant to such plans.

                   VOTING SHARES AND PRINCIPAL HOLDERS THEREOF

         The Company has only one class of shares entitled to be voted at the Meeting, namely, Common Shares. All issued shares are entitled to be voted at the Meeting and the holder of each is entitled to one non-cumulative vote. There were 23,658,331 Common Shares issued and outstanding as of January 24, 1997.

         Only those common shareholders of record on January 24, 1997 will be entitled to vote at the Meeting or any adjournment thereof.

         The following table sets forth certain information as of January 24, 1997 with respect to the beneficial ownership of the Common Shares by (i) each person known to the Company to be the beneficial owner of five percent or more thereof, (ii) each director of the Company, (iii) the Chief Executive Officer and each of the six most highly compensated executive officers of the Company other than the Chief Executive Officer and (iv) all executive officers and directors as a group. Each of the named persons has sole voting and investment power with respect to all Common Shares owned by him. All persons identified below as holding options are deemed to be beneficial owners of the Common Shares subject to such options by reason of their right to acquire such shares within 60 days after January 24, 1997, through the exercise of such options.

                                                 AMOUNT AND
                                                 NATURE OF
                                                 BENEFICIAL
NAME AND ADDRESS OF BENEFICIAL OWNER(1)          OWNERSHIP         PERCENTAGE
------------------------------------             ---------         ----------
John Warta .................................     1,672,468(2)       7.0%
Tomen Corporation and affiliates ...........     1,620,220(3)       6.8%
   1285 Avenue of the Americas
   New York, New York 10019

W. Gordon Blankstein........................       399,300(4)       1.7%
Stephen Irwin...............................       276,345(5)       1.2%
Ian Watson..................................       460,100(6)       1.9%
Thomas E. Sawyer............................       374,004(7)       1.6%
Clifford V. Sander..........................       419,100(8)       1.8%
Robert H. Hanson............................       167,214(9)        *
Peter E. Legault............................       126,056(10)       *
Jack G. Armstrong...........................        50,000(11)       *

                                             (TABLE CONTINUED ON FOLLOWING PAGE)

Takashi Yoshida............................              0(12)       --
Directors and Executive Officers of the
Company as a Group (10 persons)............      3,944,587(13)     16.1%

----------------------
* Less than 1%.

(1) Unless otherwise indicated, the address for each person or entity listed below is the Company's principal executive offices.

(2) Includes 125,000 Common Shares issuable upon the exercise of options. Does not include 200,000 Common Shares issuable upon the exercise of options that are not exercisable until the market price of the Common Shares on the American Stock Exchange ("AMEX") reaches certain levels for certain prescribed periods. See "Proposal IV -- Approving the Company's Senior Executive Stock Option Plan."

(3) Includes 296,155 Common Shares issuable upon the exercise of warrants held by Tomen Corporation, Tomen America, Inc. ("Tomen America"), TM Communications LLC and their affiliates (collectively, "Tomen").

(4) Includes (i) 177,500 Common Shares issuable upon the exercise of options and (ii) 200,000 Common Shares held in escrow pursuant to policies of the Vancouver Stock Exchange ("VSE"). Does not include 200,000 Common Shares issuable upon the exercise of options that are not exercisable until the market price of the Common Shares on the AMEX reaches certain levels for certain prescribed periods.

(5) Includes (i) 115,000 Common Shares issuable upon exercise of options and (ii) 100,000 Common Shares issuable upon exercise of an outstanding warrant. Does not include (i) 200,000 Common Shares issuable upon the exercise of an outstanding warrant that is not exercisable within 60 days after January 24, 1997 and (ii) 200,000 Common Shares issuable upon the exercise of options that are not exercisable until the trading price of the Common Shares on the AMEX reaches certain levels for certain prescribed periods.

(6) Includes (i) 92,500 Common Shares issuable upon the exercise of options and (ii) 362,500 Common Shares held in escrow pursuant to policies of the VSE.

(7) Includes 155,000 Common Shares issuable upon the exercise of options. Does not include Common Shares issuable upon the exercise of other options that are not exercisable within 60 days after January 24, 1997.

(8) Includes 55,000 Common Shares issuable upon the exercise of options. Does not include Common Shares issuable upon the exercise of other options that are not exercisable within 60 days after January 24, 1997.

(9) Includes 100,000 Common Shares issuable upon the exercise of options. Does not include Common Shares issuable upon the exercise of other options that are not exercisable within 60 days after January 24, 1997.

                                         (FOOTNOTES CONTINUED ON FOLLOWING PAGE)

(10) Includes 40,000 Common Shares issuable upon the exercise of options. Does not include Common Shares issuable upon the exercise of other options that are not exercisable within 60 days after January 24, 1997.

(11) Includes 30,000 Common Shares issuable upon the exercise of options. Does not include Common Shares issuable upon the exercise of other options that are not exercisable within 60 days after January 24, 1997.

(12) Mr. Yoshida is an officer of Tomen America. Does not include (i) 1,620,220 Common Shares beneficially owned by Tomen as to which Mr. Yoshida disclaims any beneficial ownership interest or (ii) Common Shares issuable upon the exercise of options that are not exercisable within 60 days after January 24, 1997.

(13) Includes an aggregate of 890,000 Common Shares issuable upon the exercise of options, 100,000 Common Shares issuable upon the exercise of warrants and 562,500 Common Shares held in escrow. Does not include
         (i) 600,000 Common Shares issuable upon the exercise of options that are not exercisable until the market price of the Common Shares on the AMEX reaches certain levels for certain prescribed periods or (ii) Common Shares issuable upon the exercise of other options and warrants that are not exercisable within 60 days after January 24, 1997.

        PROPOSAL I - SETTING THE NUMBER OF DIRECTORS FOR ELECTION AT NINE

         It is proposed to elect nine directors at the Meeting. This requires the number of directors to be set at nine (subject to the Board's power to increase the number of directors between annual general meetings by one-third of the number of directors elected at the previous annual general meeting) which requires the approval of the shareholders of the Company by an ordinary resolution, which approval will be sought at the Meeting.

RECOMMENDATION OF THE BOARD OF DIRECTORS OF THE COMPANY

         THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE IN FAVOR OF SETTING THE NUMBER OF DIRECTORS FOR ELECTION AT NINE.

                       PROPOSAL II - ELECTION OF DIRECTORS

         The Board of Directors proposes to nominate the persons named in the following table for election as directors of the Company. Each director elected will hold office until the next annual general meeting or until his successor is duly elected or appointed, unless his office is earlier vacated in accordance with the By-Laws of the Company or he becomes disqualified to act as a director.

         The following information concerning the proposed nominees has been furnished by each of them.

                                                                                               Shares Owned and
Name and                                       Present                                         Which Can Be
Present Position                               Principal                    Director           Voted at the
WITH THE COMPANY                 AGE (1)       OCCUPATION(2)                SINCE              MEETING (3)
----------------                 ---           ----------                   --------           -----------
JOHN WARTA(4)                     49         President and Chief          March 30, 1995             1,547,468
President, Chief                             Executive Officer of
Executive Officer                            the Company
and Director

W. GORDON                         46         Chairman of the              January 11, 1994;            221,800
BLANKSTEIN(4)(5)                             Board of the                 also November 27,
Chairman of the Board                        Company, GST                 1992 to January
                                             USA, Inc., a                 29, 1993
                                             subsidiary of the
                                             Company ("GST
                                             USA"); and GST
                                             Global
                                             Telecommuni-
                                             cations, Inc.
                                             ("Global)

STEPHEN IRWIN(4)(5)               55         Vice-Chairman of             September 21,                 61,345
Vice-Chairman,                               the Board of the             1995
Secretary and Director                       Company;
                                             Attorney, Olshan
                                             Grundman Frome &
                                             Rosenzweig LLP

ROBERT H. HANSON(5)               55         Senior Vice-                 February 22, 1993             67,214
Senior Vice-President,                       President, Corporate
Corporate Development,                       Development and
Chief Financial                              Chief Financial
Officer and Director                         Officer of the
                                             Company

THOMAS E. SAWYER(4)               64         Chief Technology             July 22, 1995                219,004
Chief Technology                             Officer of the
Officer and Director                         Company; Chairman
                                             of the Board
                                             Emeritus, NACT
                                             Telecommunications,
                                             Inc., a subsidiary of
                                             the Company
                                             ("NACT")

                                                   (CONTINUED ON FOLLOWING PAGE)


IAN WATSON(5)(6)(7)               54         Vice-President, GST          January 27, 1993             367,600
Director                                     USA

PETER E. LEGAULT(6)(7)            52         Director and Vice-           April 21, 1993                86,056
Director                                     President, Thomson
                                             Kernaghan & Co.
                                             Ltd. (Toronto
                                             brokerage
                                             firm)("Thomson
                                             Kernaghan")

JACK G.                           62         Chartered                    July 11, 1994                 20,000
ARMSTRONG(6)(7)                              Accountant;
Director                                     President, J.G.
                                             Armstrong
                                             Consulting Inc.
                                             (private financial
                                             consulting company)

TAKASHI YOSHIDA(8)                47         Vice-President and           February 14, 1995                  0
Director                                     General Manager -
                                             Electronics and
                                             Telecommunications
                                             Department,  Tomen
                                             America

----------
(1)      As of December 31, 1996.

(2) Includes occupations for preceding five years unless the director was elected at the previous Annual General Meeting and was shown as a nominee for election as a director in the Proxy Circular for that meeting. For more information concerning each of the directors, see "Directors and Executive Officers."

(3) The approximate number of shares of the Company carrying the right to vote in all circumstances beneficially owned, directly or indirectly, or over which control or direction is exercised by each proposed nominee as of January 24, 1997. Does not include shares that may be acquired upon the exercise of stock options and warrants as follows:
         John Warta - 325,000 shares (of which only 125,000 shares may be presently acquired as the remainder are subject to vesting), W. Gordon Blankstein - 377,500 shares (of which only 177,500 shares may be presently acquired as the remainder are subject to vesting), Stephen Irwin - 615,000 shares (of which only 215,000 shares may be presently acquired as the remainder are subject to vesting), Robert H. Hanson - 115,000 shares (of which only 100,000 shares may be presently acquired as the remainder are subject to vesting), Thomas E. Sawyer - 160,000 shares (of which only 155,000 shares may be presently acquired as the remainder are subject to vesting), Ian Watson - 92,500 shares, Peter E. Legault -55,000 shares (of which only 40,000 shares may be presently acquired as the remainder

                                         (FOOTNOTES CONTINUED ON FOLLOWING PAGE)
         are subject to vesting), Jack G. Armstrong - 40,000 shares (of which only 30,000 shares may be presently acquired as the remainder are subject to vesting) and Takashi Yoshida - 10,000 shares (of which no shares may be presently acquired as all are subject to vesting).

(4)      Member of Executive Committee.

(5)      Member of Finance Committee.

(6)      Member of Audit Committee.

(7)      Member of Compensation Committee.

(8) Pursuant to a master financing agreement by and among the Company, GST Telecom Inc., a subsidiary of the Company ("GST Telecom"), Pacwest Network, L.L.C. ("Pacwest") and Tomen (the "Tomen Master Agreement") the Company agreed to nominate a representative of Tomen for election to the Company's Board of Directors. Takashi Yoshida is Tomen's representative. See "Interest of Management and Insiders in Material Transactions".

         The Board of Directors met eight times in the year ended September 30, 1996 ("Fiscal 1996"). Pursuant to the provisions of the CANADA BUSINESS CORPORATIONS ACT the Company is required to have an Audit Committee. The Audit Committee, whose members are indicated above, met two times in Fiscal 1996. The Audit Committee is charged with reviewing the Company's consolidated annual fiscal statements and accounting policies, resolving potential conflicts of interest, receiving and reviewing the recommendations of the Company's independent auditors, and conferring with the Company's independent auditors with respect to the training and supervision of internal accounting personnel and the adequacy of internal accounting controls. The Company has a Compensation Committee, whose members are indicated above, and which met two times in Fiscal 1996. The Compensation Committee establishes the compensation policies of the Company and recommends to the Board of Directors the compensation (including stock options) for the Company's executive officers. See also "Directors and Executive Officers--Report on Executive Compensation." In addition, the Company has an Executive Committee and a Finance Committee. The Company does not have a nominating committee.

         Of the above persons, W. Gordon Blankstein,  Peter E. Legault, and Jack
G. Armstrong are ordinarily resident in Canada while John Warta, Stephen Irwin, Thomas E. Sawyer, Ian Watson, Robert H. Hanson and Takashi Yoshida are ordinarily resident in the United States.

RECOMMENDATION OF THE BOARD OF DIRECTORS OF THE COMPANY

         THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE NOMINEES.

                        DIRECTORS AND EXECUTIVE OFFICERS

         The following information concerning the directors and executive officers of the Company has been furnished by each of them.

         JOHN WARTA has been President, Chief Executive Officer and a director of the Company since March 1995. Mr. Warta is also a director of Global. From June 1994 to April 1995, he was the President
and Chief Executive Officer of GST Telecom. Mr. Warta cofounded Electric Lightwave, Inc., a fiber optic competitive access provider ("ELI"), in 1988, which operates fiber optic competitive access networks in Portland, Oregon, Salt Lake City, Utah, Sacramento, California, Phoenix, Arizona and Seattle, Washington and served as its President and Chief Executive Officer from June 1989 to June 1993. From June 1993 to June 1994, Mr. Warta was developing the competitive access networks of Pacwest.

         W. GORDON BLANKSTEIN has been Chairman of the Board of the Company since February 1995 and is a director of NACT and Global. He is a founder, past President and Chairman of the Board and former director of ICG Communications, Inc. Mr. Blankstein was the founder and a director of the Company from November 1992 to January 1993 and has been a director since January 1994. He was elected Vice Chairman of the Board in February 1994.

         STEPHEN IRWIN has been Vice Chairman of the Board and a director of the Company since September 1995, has been the Secretary of the Company since November 1992 and is a director of NACT. Mr. Irwin is an attorney specializing in corporate matters, including finance, securities regulation, international business and mergers and acquisitions, and has been of counsel to the New York law firm of Olshan Grundman Frome & Rosenzweig LLP since 1990.

         ROBERT H. HANSON has been a director of the Company since February 1993 and was appointed Senior Vice President, Corporate Development in October 1993 and Chief Financial Officer of the Company in July 1994. From August 1991 until September 1993, he was Vice President and Branch Manager of the Cody, Wyoming office of D.A. Davidson & Co., a regional securities firm with headquarters in Great Falls, Montana.

         CLIFFORD V. SANDER (age 60) has been Senior Vice President and Treasurer of the Company since March 1995 and is a director of NACT. He has also been the Executive Vice President and Chief Financial Officer of GST Telecom since June 1994. Mr. Sander is a member of the Finance Committee of the Company's Board of Directors. From 1962 to 1994, Mr. Sander, who is a Certified Public Accountant, was in private accounting practice in Portland, Oregon. He was acting Chief Financial Officer of ELI during its formation in 1988 and continued to provide accounting and financial consulting services to ELI through 1993.

         THOMAS E. SAWYER has been the Chief Technology Officer of the Company since December 1993 and a director of the Company since July 1995. Dr. Sawyer has been the Chairman of the Board Emeritus of NACT since November 1996, was a director of NACT from 1982 to November 1996, the Chairman of the Board of NACT from October 1985 to November 1996 and was the Chief Executive Officer of NACT from October 1988 to March 1996. Dr. Sawyer is also Vice President of GST USA.

         IAN WATSON has been a director of the Company since January 1993, was appointed Chairman of the Board of the Company in January 1993 and President and Chief Executive Officer in July 1993. In March 1995, he resigned as President and Chief Executive Officer but retained the position of Chairman of the Board. In September 1995, he resigned as Chairman of the Board, but remained a Vice President of GST USA. Mr. Watson has been the Chairman of the Board and Chief Executive Officer of Combined Metals Reduction Company since April 1996. From 1985 until January 1993, Mr. Watson was engaged as a private investor in various activities. Mr. Watson is also a director of Global.

         PETER E. LEGAULT has been a director of the Company since April 1993. Mr. Legault has been a director and Vice President of Thomson Kernaghan, a member firm of The Toronto Stock Exchange and The Montreal Exchange, since October 19, 1987. Mr. Legault is also a director of Global.

         JACK G. ARMSTRONG has been a director of the Company since July 1994. Mr. Armstrong, who is a Chartered Accountant, has served as a principal of J.G. Armstrong Consulting, Inc., a consulting firm offering corporate and financial consulting services to corporations, municipalities and university related agencies since 1987.

         TAKASHI YOSHIDA has been a director of the Company since February 1995 and a director of GST Pacific Lightwave, Inc., formerly known as Pacific Lightwave, Inc. ("GST Pacific"), a subsidiary of the Company, since October 1994. He has been principally employed as a Vice President and General Manager -- Electronics and Telecommunications Department of Tomen America since February 1994. From April 1991 through January 1994, Mr. Yoshida was the Tokyo Manager of Tomen.

              REMUNERATION OF MANAGEMENT AND EXECUTIVE COMPENSATION

COMPENSATION SUMMARY

         The following table discloses the compensation paid by the Company and its subsidiaries during the previous three fiscal years to the Company's Chief Executive Officer and the six next highest paid executive officers.

                           SUMMARY COMPENSATION TABLE

                                          Annual Compensation                           Long Term Compensation

                             ------------------------------------            ------------------------------------


                                                                            Awards                              Payouts
                                                                          -----------------------------   ----------------

                                                                         Restricted    Securities
                                                                         Shares or     Underlying                    All Other
Name and                                              Other Annual       Restricted    Options/         LTIP         Compen-
Principal                    Salary        Bonus      Compensation       Share Units   SARs Granted     Payouts      sation
Position           Year       (US$)        (US$)      (US$)(1)           (US$)         (#)              (US$)        (US$)
----------------------------------------------------------------------------------------------------------------------------------

John M.          1996        200,000                  156,000(2)                       200,000                       105,417(3)
Warta, Chief     1995        126,667                  200,304(4)                        85,000                           --
Executive        1994        30,000                        --                           40,000                           --
Officer

W. Gordon        1996        190,000                       --                          200,000                       105,417(3)
Blankstein,      1995        125,833                   20,000(5)                        85,000                           --
Chairman         1994        20,000                        --                           92,500                           --

Stephen
Irwin,           1996        280,000                                                   500,000                       105,417(3)
Vice             1995             --                       --                          100,000                           --
Chairman         1994             --                       --                           15,000                           --

Clifford V.
Sander,                                                                                                                5,104(6)
Senior V.P.      1996        120,000                   39,000(2)                        28,000                           --
and              1995        101,667                   65,076(7)                        35,000                           --
Treasurer        1994        25,000                        --                           20,000                           --

Thomas E.
Sawyer,
Chief            1996        222,556        2,066       5,608(8)                         5,000                         5,403(9)
Technology       1995        136,000        2,200     172,037(10)                      120,000                         4,366(11)
Officer          1994        131,505        6,723      12,915(8)                        35,000                         3,455(11)

Robert
Hanson,
Senior V.P.
and Chief        1996        120,000                       --                           15,000                           --
Financial        1995        101,667                   20,000(5)                        50,000                         2,734(6)
Officer          1994         87,333                       --                           50,000                           --

Ian Watson,
Vice             1996        120,000                       --                              --
President of     1995        120,000                   20,000(5)                           --
GST USA          1994        120,000                       --                           92,500



(1) Excludes certain perquisites that do not exceed the lesser of US$50,000 or 10% of the named individual's aggregate salary and bonus.
(2) Represents a fee for money borrowed and equity purchased under the Tomen Master Agreement (the "Pacwest Fee"). See "Interest of Management and Insiders in Material Transactions."

                                         (FOOTNOTES CONTINUED ON FOLLOWING PAGE)

(3) Represents an accrual of compensation cost for options vesting based on share price performance. See "Proposal IV -- Approving the Company's Senior Executive Stock Option Plan."
(4) Includes (i) 5,000 Common Shares valued at US$4.00 per share issued as consideration for such officers' guarantee of certain indebtedness of the Company, which indebtedness was subsequently repaid (the "Guaranty Shares") and (ii) US$180,304 in payments on account of the Pacwest Fee.
(5)      Represents Guaranty Shares.
(6) Represents an accrual of compensation cost for options granted at below the market price of the Company's Common Shares on the date of grant.
(7) Includes the Guaranty Shares and US$45,076 in payments on account of the Pacwest Fee.
(8)      Represents payments made pursuant to NACT's profit sharing plan.
(9) Represents (i) US$4,492 in matching contributions by NACT to its 401(k) Plan (the "NACT 401(k) Plan") and (ii) US$911 in accrued compensation cost for options granted at below the market price of the Company's Common Shares on the date of grant.
(10) Represents (i) US$151,365 accrued in respect of an annuity purchased for Dr. Sawyer, which is based upon compensation due to Dr. Sawyer in prior years and deferred by him at the Company's request and (ii) US$20,672 in payments made pursuant to NACT's profit sharing plan.
(11)     Represents matching contributions by NACT to the NACT 401(k) Plan.

EMPLOYMENT AND OTHER AGREEMENTS

         John Warta is employed by GST Telecom pursuant to an employment agreement dated as of March 1, 1994 and amended effective September 1, 1995, for a term ending on February 28, 1999. The agreement provides for an initial base salary of US$120,000 annually (which was increased to US$200,000 annually effective September 1, 1995) and incentive compensation as awarded by the Board of Directors of the Company from time to time. In the event of Mr. Warta's death while employed by the Company, the agreement provides for a payment of one and a half times his then current base annual salary, over a period of one and half years, to his designated beneficiary. In the event of his disability, Mr. Warta is to receive the full amount of his base salary for six months. If such six month period ends prior to February 28, 1999, he is to receive salary at a rate of one-half his then current base salary for a further period ending on the earlier of one year thereafter or February 28, 1999. The agreement contains covenants restricting Mr. Warta's ability to engage in activities competitive with those of the Company for a period ending on the earlier of two years after his termination or February 28, 2000. Upon a change of control of the Company that results in Mr. Warta's removal from the Company's Board of Directors, a significant change in the conditions of his employment or other breach of the agreement, he is to receive liquidated damages equal to 2.99 times the "base amount," as defined in the United States Internal Revenue Code of 1986, as amended (the "Code"), of his compensation.

         The Company has entered into a consulting agreement with Sunwest Ventures Ltd. ("Sunwest"), a private company of which W. Gordon Blankstein, the Chairman of the Board of the Company, is a principal, pursuant to which Sunwest (through Mr. Blankstein) is to provide consulting services to the Company, on terms substantially the same as those contained in John Warta's employment agreement. Effective September 1, 1995, the Board of Directors increased the annual payment to Sunwest from US$120,000 to US$190,000.

         GST USA has entered into a personal services agreement with Stephen Irwin, Vice-Chairman of the Board and Secretary of the Company and Secretary of GST USA, for the term commencing on October 1, 1995 and ending on February 28, 1999, providing, among other things, that (i) Mr. Irwin shall devote approximately one-half of his working time rendering services to the Company,
(ii) in consideration
for such services and in lieu of billing legal services directly or through a law firm, Mr. Irwin shall receive a retainer of US$280,000 per annum or such greater amount as may be determined by the Board of Directors of the Company, payable in equal semi-monthly installments and (iii) Mr. Irwin is entitled to such benefits as are available to senior executive officers of the Company and GST USA and to a payment upon a change of control and subsequent breach by the Company of the agreement in accordance with the formula described above for John Warta. In connection therewith, the Company issued to Mr. Irwin a five year warrant to purchase 300,000 common shares of the Company at a price of US$6.75 per share, such warrant to become exercisable in three equal annual installments on October 1, 1996, 1997 and 1998.

         Effective as of March 1, 1994, GST Telecom entered into an employment agreement with Clifford V. Sander on terms substantially similar to those of John Warta's employment agreement. Mr. Sander's agreement provides for his employment by GST Telecom as its Chief Financial Officer at an initial base salary of US$100,000 annually, which was increased to US$120,000 effective September 1, 1995.

         Robert H. Hanson is employed by GST USA pursuant to an employment agreement effective as of August 1, 1994, on terms substantially similar to those contained in John Warta's employment agreement. Mr. Hanson's agreement provides for an initial base salary of US$100,000 annually, which was increased to US$120,000 effective September 1, 1995.

         Ian Watson is employed by GST USA as a Vice-President pursuant to an employment agreement effective as of October 1, 1995 for a term ending on September 30, 1998. The agreement provides for a salary of US$120,000 for the first year of the agreement, US$50,000 for the second year of the agreement and US$10,000 for the third year of the agreement. The agreement contains covenants restricting Mr. Watson's ability to engage in activities competitive with those of the Company during the term of his employment and for two years thereafter if he is terminated for "cause" or he voluntarily terminates his employment for any reason other than a breach by GST USA of the agreement.

         GST USA and GST Telecom have entered into a consulting agreement dated April 1, 1996 with Infotec Consulting, Inc. ("Infotec") under which Thomas E. Sawyer is to provide personal services to the Company at the rate of US$125 per hour for hours invoiced monthly until June 30, 1997. Such consulting agreement also contains covenants restricting Dr. Sawyer's ability to engage in activities competitive with those of the Company and its subsidiaries. The agreement also provides for a payment of one and one half times the amount paid to Infotec during the six months preceding Dr. Sawyer's death in the event of Dr. Sawyer's death during the term of the agreement. Previously, Dr. Sawyer was employed by NACT pursuant to an employment agreement effective September 1, 1993, for a term that ended on March 31, 1996. The agreement provided for an annual salary of US$168,000 and contains covenants restricting Dr. Sawyer's ability to engage in activities competitive with those of the Company for a period ending three years from his termination. In addition, pursuant to the agreement, an annuity has been purchased for US$144,000 for the benefit of Dr. Sawyer. On November 26, 1996, NACT granted Dr. Sawyer an option to purchase 60,000 shares of the Common Stock of NACT at an exercise price of US$9.35 per share.

PENSION PLANS

         During the year ended September 30, 1995, GST USA adopted a defined contribution 401 (k) plan (the "GST USA 401(k) Plan") in accordance with the Code. Employees are eligible to participate in the GUS USA 401(k) Plan upon commencement of service provided they are over 21 years of age. Participants may defer up to 20% of eligible compensation. Currently, the Company does not provide matching contributions under the GUS USA 401(k) Plan.

         NACT maintains the NACT 401(k) Plan, which is available to all employees of NACT who have attained the age of 21. Such eligible employees may elect to defer any percentage of their current salary subject to a maximum of 15% or the statutory maximum (US$9,500 in 1996), whichever is the lesser. The maximum salary that can be considered for compensation purposes is US$150,000 per year. NACT matches the deferrals of its employees to the extent of 50% of such deferrals, up to a maximum of 7.5% of the annual compensation of such employees. During Fiscal 1996, NACT contributed US$59,881 to the NACT 401(k) Plan.

         Through September 30, 1996, NACT provided a discretionary profit sharing program for full time employees who had completed one full year of employment. Under the plan, 10% of the increase in profits based on NACT's previous highest retained earnings balance were allocated among employees with reference to length of employment and salary level, at the discretion of NACT's Board of Directors. NACT contributed approximately US$132,000 to the program in Fiscal 1996. The program was terminated on September 30, 1996.

COMPENSATION OF DIRECTORS

         Except as described above, the Company does not have any arrangements pursuant to which directors are remunerated by the Company or its subsidiaries for their services in their capacities as directors, consultants or experts other than stock options to purchase shares of the Company which are granted to the Company's directors from time to time.

DIRECTORS' AND OFFICERS' LIABILITY INSURANCE

         The Company currently has three insurance policies insuring the directors and officers of the Company and its subsidiaries against any liability incurred by them in the course of acting as a director or officer. The first policy is for a maximum amount of US$5 million and has a US$250,000 deductible. The second policy is also for a maximum amount of US$5 million which becomes payable only if the first policy has been fully utilized. The third policy is also for a maximum amount of US$5 million which becomes payable only if the first two policies have been fully utilized. The annual premium for these three policies is US$474,625. The insurance does not cover a director or officer in instances in which liability relates to such director's or officer's failure to act honestly and in good faith with a view to the best interests of the Company.

         Before the three current policies were in force, the Company maintained two directors and officers liability insurance policies in the aggregate amount of US$5 million for an annual premium of approximately US$305,070.

STOCK OPTION PLANS

         In January 1995, the Board of Directors of the Company established an incentive stock option plan (the "1995 Plan" and collectively with the 1996 Plan, the Executive Plan and the Operating Officer Plan, the "Option Plans"). In September 1995, the Board of Directors increased the number of Common Shares reserved for issuance under the 1995 Plan from 750,000 to 1,750,000 shares. In January 1996, the Board of Directors established the 1996 Plan, whose terms are substantially similar to those of the 1995 Plan, except that the number of Common Shares reserved for issuance pursuant to options granted under the 1996 Plan is 400,000 shares. In January 1997, the Board of Directors increased, subject to shareholder approval, the number of Common Shares reserved for issuance under the 1996 Plan from 400,000 to 700,000 shares. See "Proposal III - Amending the Company's 1996 Stock Option Plan." At September

30, 1996, options to purchase an aggregate of 1,360,044 Common Shares were outstanding under the 1995 Plan and the 1996 Plan.

         On May 8, 1996, the Compensation Committee of the Board of Directors adopted, subject to shareholder approval, two additional stock option plans, the Executive Plan and the Operating Officer Plan. See "Proposal IV - Approving the Company's Senior Executive Stock Option Plan" and "Proposal V - Approving the Company's Senior Operating Officer Stock Option Plan."

         In October 1995, the Board of Directors of the Company established, and on February 15, 1996, the Company's shareholders approved, the 1996 Employee Stock Purchase Plan (the "Purchase Plan" and collectively with the Option Plans, the "Plans"), pursuant to which an eligible employee may arrange to have withheld up to 10% of his wages over a six month period (to a maximum of US$12,500) to purchase Common Shares.

         The purpose of the Plans is to attract and motivate the directors, officers and employees of the Company and its subsidiaries (collectively the "Optionees") and thereby advance the Company's interests by affording such persons with an opportunity to acquire an equity interest in the Company through the stock options.

         The Option Plans authorize the Board of Directors to grant stock options to the Optionees on the following terms (subject to certain exceptions set out in the Executive Plan and Operating Plan):

         1. The number of shares subject to each option is determined by the Board of Directors provided that, at the time the options are granted, no Optionee may hold options to purchase more than five percent of the issued shares of the Company. The aggregate fair market value, determined as of the date of grant, of Common Shares for which incentive stock options (within the meaning of Section 422 of the Code) are exercisable for the first time by any Optionee during any calendar year under the Plans (and/or any other stock options plans of the Company or any of its subsidiaries) shall not exceed US$100,000.

         2. The exercise price of the options cannot be set at less than the minimum price permitted under the policies of the AMEX and the VSE and, for incentive stock options, the exercise price must be at least equal to 100% of the fair market value of such shares on the date of grant while for all other options the exercise price must be at least equal to 80% of the fair market value of such shares on the date of grant; provided, however, that an Optionee who is a Canadian taxpayer may require that any nonqualified option granted to him provide for the purchase of Common Shares upon exercise thereof at a price equal to the fair market value per share on the date of grant. For any Optionee who owns more than 10% of the
                  Company's outstanding shares, the exercise price of an incentive stock option must not be less than 110% of the fair market value on the date such option is granted.

         3. The options may be exercisable for a period of up to five years.

         4.       Optionees may hold more than one option.

         5. The option can only be exercised by the Optionee and only so long as the Optionee is a director, officer or employee of the Company or its subsidiary or within a period of not more than 30 days after ceasing to be a director, officer or employee or, if the Optionee dies, within one year from the date of the Optionee's death.

         Thomas Sawyer has been granted options to purchase 60,000 shares of the Common Stock of NACT. See "--Employment and Other Agreements."

         The following table discloses the particulars of options to purchase Common Shares or stock appreciation rights ("SARs") granted by the Company during Fiscal 1996 to the Company's Chief Executive Officer and the six next highest paid executive officers:

        OPTION/SAR GRANTS DURING THE MOST RECENTLY COMPLETED FISCAL YEAR
                                INDIVIDUAL GRANTS

                                                                                           Potential Realizable Value at Assumed
                                                                                               Annual Rates of Stock Price
                                   Individual Grants                                       Appreciation for Option Term(US$)(1)
-------------------------------------------------------------------------------------    ------------------------------------------

                                                                     Market Value of
                                                                        Securities
                                      % of Total                      Underlying
                                     Options/SARs                    Options/SARs
                 Securities Under     Granted to    Exercise or     on the Date of
                   Options/SARs      Employees in   Base Price          Grant          Expira-
      Name          Granted (#)       Fiscal Year  (US$/Security)  (US$/Security)     tion Date      5%         10%        0%(2)
-----------------------------------------------------------------------------------------------------------------------------------

John Warta,        200,000(3)/--     10.7%/--           10.00           11.75           5/7/02     1,149,225   2,163,168   350,000
Chief
Executive
Officer

W. Gordon          200,000(3)/--     10.7%/--           10.00           11.75           5/7/02     1,149,225   2,163,168   350,000
Blankstein,
Chairman

Stephen Irwin,     200,000(3)/--     10.7%/--           10.00           11.75           5/7/02     1,149,225   2,163,168   350,000
Vice Chairman      300,000(4)/--     16.1%/--            6.75            6.75          9/30/00       559,470   1,236,283       --

Clifford V.         28,000(5)/--      1.5%/--           10.00           11.75           5/7/02       160,891     302,844    49,000
Sander, Sr.
V.P.

Thomas E.            5,000(5)/--      0.3%/--           10.00           11.75           5/7/02        28,731      54,079     8,750
Sawyer, Chief
Technology
Officer

Robert Hanson,      15,000(5)/--      0.8%/--           10.00           11.75           5/7/02        86,192     162,238    26,250
Senior V.P. and
Chief Financial
Officer

Ian Watson,                --/--        --/--            --              --               --            --          --        --
Vice President
of GST USA


(1) The potential realizable portion of the foregoing table illustrates value that might be realized upon exercise of options immediately prior to the expiration of their term, assuming (for illustrative purposes only) the specified compounded rates of appreciation of the Common Shares over the

                                         (FOOTNOTES CONTINUED ON FOLLOWING PAGE)
         term of the option. These numbers do not take into account provisions providing for the termination of the option following termination of employment, nontransferability or difference in vesting terms.

(2)      Value at grant date market price.

(3) Options vest in one-third increments at such time as the market value of the Company's Common Shares trades above US$13.75, US$16.50 and US$20.00 per share, respectively, for 20 consecutive trading days. See "Proposal IV -- Approving the Company's Senior Executive Stock Option Plan."

(4) Represents a warrant to purchase shares that becomes exercisable in three equal installments on October 1, 1996, 1997 and 1998. See "--Employment and Other Agreements."

(5)      Options vest over four years.

         The following table discloses the particulars of stock options exercised during Fiscal 1996 by the Company's Chief Executive Officer and the six next highest paid executive officers and of stock options held by such persons at the end of Fiscal 1996.

                         AGGREGATED OPTION/SAR EXERCISES
                       DURING THE MOST RECENTLY COMPLETED
                FISCAL YEAR AND FISCAL YEAR-END OPTION/SAR VALUES

Name                      Securities         Aggregate Value    No. of Common         Value(1) of
                          Acquired on        Realized (US$)     Shares                Unexercised in the
                          Exercise (#)                          Underlying            Money
                                                                Unexercised           Options/SARs at
                                                                Options/SARs at       FY-End (US$)
                                                                FY-End (#)

                                                                Exercisable/          Exercisable/
                                                                Unexercisable         Unexercisable
------------------------------------------------------------------------------------------------------

John Warta,                   --                  --            125,000/200,000       648,125/275,000
Chief Executive
Officer

W. Gordon                     --                  --            177,500/200,000     1,052,188/275,000
Blankstein,
Chairman

Stephen Irwin                 --                  --            115,000/500,000       569,375/1,662,500
Vice Chairman

                                             (TABLE CONTINUED ON FOLLOWING PAGE)


Clifford V.              --                 --                   55,000/28,000        289,375/38,500
Sander, Sr. V.P.

Thomas E.                --                 --                   155,000/5,000         921,875/6,875
Sawyer, Chief
Technology
Officer

Robert Hanson,           --                 --                  100,000/15,000        587,500/20,625
Sr. V.P. and
Chief Financial
Officer

Ian Watson, Vice         --                 --                        92,500/0             659,063/0
President of GST
USA

(1) Represents the total gain that would be realized if all-in-the-money options held at September 30, 1996 were exercised, determined by multiplying the number of shares underlying the options by the difference between the per share option exercise price and the fair market value of US$11.38 per share at September 30, 1996. An option is in-the-money if the fair market value of the underlying shares exceeds the exercise price of the option.

INDEBTEDNESS OF DIRECTORS AND OFFICERS

         None of the current or former directors, executive officers or senior officers of the Company or persons who were directors, executive officers or senior officers of the Company at any time during Fiscal 1996, none of the proposed nominees for election as directors of the Company and none of the affiliates and associates (including members of the immediate families of such persons) are or have been indebted to the Company or its subsidiaries at any time since the beginning of Fiscal 1996. Furthermore, none of such persons were indebted to a third party during such period where their indebtedness was the subject of a guarantee, support agreement, letter of credit or other similar arrangement or understanding provided by the Company or its subsidiaries.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         During Fiscal 1996 the compensation of the Company's senior management was determined by a Compensation Committee consisting of Ian Watson, Peter E. Legault and Jack G. Armstrong.

         Of the Company's Compensation Committee, Ian Watson was an executive officer of the Company until 1995 and was and continues to be an executive officer of its subsidiary, GST USA. Neither Mr. Armstrong nor Mr. Legault is an executive officer of the Company. However, Thomas Kernaghan, a firm of which Mr. Legault is a director and Vice President, was engaged by the Company during Fiscal 1996. See "Interest of Management and Insiders in Material Transactions."

REPORT ON EXECUTIVE COMPENSATION

         Compensation Philosophy

         The Compensation Committee is responsible for developing and making recommendations to the Board of Directors with respect to the Company's executive compensation and stock option policies and practices. In addition, the Compensation Committee determines the compensation to be paid to the Chief Executive Officer and each of the other executive officers of the Company.

         The Company's executive compensation programs are designed to enhance the value of the Company to its shareholders. This is accomplished through policies and practices that facilitate the achievement of the Company's performance objectives, provide compensation that will attract and retain the superior talent required by the Company's aggressive goals and align the executive officers' interests with the interests of the Company's shareholders.

         The Company's approach to executive compensation, as implemented by the Compensation Committee, has been designed to provide a competitive compensation program that will enable the Company to attract, motivate, reward and retain individuals who possess the skills, experience and talents necessary to advance the growth and financial performance of the Company. The Company's compensation policies are based on the principle that each executive's financial rewards should be aligned with the financial interests of the shareholders of the Company. The Compensation Committee also believes that the potential for equity ownership by management is beneficial in aligning management's and shareholders' interest in the enhancement of shareholder value. The Company's executive compensation has two key elements: (i) a long-term component consisting of stock options and participation in the Purchase Plan and (ii) an annual component, i.e., base salary, with more emphasis being placed on the long-term component than on the annual component. The Company has not established a policy with regard to Section 162(m) of the Code, because the Company has not to date paid compensation in excess of $1 million per annum to any employee.

         Salaries

         Base salaries for the Company's executive officers are determined initially by evaluating the responsibilities associated with the position held and the experience of the individual, and by reference to the competitive marketplace for management talent, including a comparison of base salaries for comparable positions at comparable companies within the Company's industry. Adjustments in salary are determined by evaluating the competitive marketplace, the performance of the Company, the performance of the executive officer, particularly with respect to the ability to manage growth of the Company, and any increased responsibilities assumed by the executive officer. As long term compensation such as stock options is the more important component of the compensation package, much consideration is given to the stock options held by such executive officers in determining their cash remuneration. The Company believes that its executive officers' salaries are generally less than those of its competitors. The Company has employment agreements with each of Messrs Warta, Sander, Hanson and Watson, consulting agreements with Mr. Blankstein and Dr. Sawyer and a personal services agreement with Mr. Irwin, which initially set the base salaries/retainer for such individuals.

         Bonuses

         The Company has not paid cash bonuses and has no present intention of paying significant and regular cash bonuses to its executive officers. At such time in the future as the Company were to determine to pay cash bonuses and incentive compensation to its executive officers, the Compensation Committee would consider the extent of achievement by the Company of its strategic and operating goals, the level of personal achievement by the executive officer (such as the level of cost savings achieved by such executive officer), the executive officer's ability to manage and motivate employees and the achievement of projects for which the executive officer is responsible. The Compensation Committee would also take into consideration the extent of the Company's cash reserves available for such payments.

         Compensation of Chief Executive Officer

         In addition, with respect to the determination of the Chief Executive Officer's compensation, the Compensation Committee made comparisons to other companies in the telecommunications industry carrying on businesses similar to those of the Company, in particular the business of competitive local exchange carriers. The consideration accounted for approximately 50% of the determination of the Chief Executive Officer's salary. The other 50% was based on the Compensation Committee's determination of what level of remuneration was necessary to attract and retain people having the experience and ability of the Company's Chief Executive Officer.

         Stock Option Plans

         The Option Plans contribute to the Company's ability to attract and retain the best available personnel. It is the philosophy of the Compensation Committee to tie a significant portion of an executive's total opportunity for financial gain to increases in the value of the Common Shares. In the belief that employees who have a proprietary interest in the Company will focus on its long term success and on building shareholder wealth, the Compensation Committee uses Option Plans as a basis to create a foundation for the long term growth of the Company and increased shareholder value by providing executive officers and key employees with an opportunity to obtain and build a meaningful stake in the Company's future. In adherence to this philosophy, the Compensation Committee has recommended to the Board of Directors that the number of shares available for the grant of options under the 1996 Plan be amended and that the Executive and Operating Officer Plans be approved.

         All employees, including executive officers and part-time employees, consultants, advisors and directors of the Company and its subsidiaries are eligible for grants of stock options pursuant to one or more of the Option Plans. During each fiscal year, the Compensation Committee grants stock options to employees, including executive officers, who are recommended by management as being in a position to continue to contribute to the Company's growth and profitability. The number of options granted to a particular employee is based on management's assessment of his performance and contribution. Options have been granted to key employees at all levels of the Company's management. The ultimate value of the options, if any, depends on the extent to which Common Shares appreciate in market value.

         The Compensation Committee granted options to the Chief Executive Officer and each of the six most highly compensated executive officers of the Company in May 1996. The size of these awards to each of such officers was based generally on the factors described in the "Salaries" paragraph above. In addition, the Compensation Committee considered the extensive nature and the significant services rendered by such executive officers, their seasoned managerial skills and the fact that the executive officers' base salaries are generally less than executive officers with similar positions in comparable companies.

         DATED this 28th day of January, 1997.

         (signed) Jack G. Armstrong  (signed) Ian Watson (signed) Peter Legault
                  Committee Chairman          Director            Director

PERFORMANCE GRAPH

         The following graph compares the yearly percentage change in the cumulative total shareholder return on the Common Shares (being the percentage increase (or decrease) in the trading price of the Common Shares on a yearly basis based on an investment in the Common Shares on September 22, 1992 (the last date on which the Common Shares traded prior to entering into the telecommunications business)) with the cumulative total shareholder return of the American Stock Exchange Market Value Index and with a telephone (other than radio telephone) communication industry index (which is shown on the graph as the SIC Code Index). The Common Shares did not trade on the AMEX until March 11, 1994 and before that time were traded only on the VSE -- initially in Canadian dollars and on and after March 9, 1995 in U.S. dollars. For comparison purposes it is assumed that US$100 had been invested in the Common Shares and in the securities contained in such indices on September 22, 1992. For the purposes of this graph, Canadian dollars have been converted into U.S. dollars on the basis of Cdn. $1.00 = US$0.75.
xx
                      COMPARISON OF CUMULATIVE TOTAL RETURN
                       AMONG GST TELECOMMUNICATIONS, INC.,
                      AMEX MARKET INDEX AND SIC CODE INDEX

                     COMPARISON OF CUMULATIVE TOTAL RETURN
                  OF COMPANY, INDUSTRY INDEX AND BROAD MARKET

                                       FISCAL YEAR ENDING
                        ----------------------------------------------------------------------

COMPANY                  1992           1993           1994           1995            1996
GST TELECOMMU            100.00         611.11         712.59         962.96          1685.93
INDUSTRY INDEX           100.00         132.61         131.51         150.45           150.36
BROAD MARKET             100.00         117.39         119.64         144.16           150.03

         PROPOSAL III - AMENDING THE COMPANY'S 1996 STOCK OPTION PLAN BY
          INCREASING THE NUMBER OF COMMON SHARES THAT MAY BE SUBJECT TO
         OPTIONS GRANTED UNDER THE PLAN FROM 400,000 TO 700,000 SHARES.

         On February 15, 1996, the shareholders of the Company approved the 1996 Plan. The purpose of the 1996 Plan is to retain in the employ of or as consultants and advisors to the Company and its subsidiaries persons of training, experience and ability, to attract new employees, directors, advisors and consultants whose services are considered valuable, to encourage the sense of proprietorship and to stimulate the active interest of such persons in the development and financial success of the Company and its subsidiaries. The 1996 Plan provides for the grant of incentive stock options and nonqualified stock options within the meaning of Section 422 of the Code.

         The 1996 Plan, which is administered by the Compensation Committee of the Board of Directors (but can also be administered by the Board of Directors), currently authorizes the issuance of a maximum of 400,000 Common Shares, which may be newly issued shares or previously issued shares held by any subsidiary of the Company. If any award under the 1996 Plan terminates, expires unexercised, or is cancelled, the Common Shares that would otherwise have been issuable pursuant thereto will be available for issuance pursuant to the grant of new awards.

         The purchase price of each Common Share purchasable under an incentive option granted under the 1996 Plan is to be determined by the Compensation Committee at the time of grant, but is to not be less than 100% of the fair market value of a Common Share on the date the option is granted; PROVIDED, HOWEVER, that with respect to an optionee who, at the time such incentive option is granted, owns more than 10% of the total combined voting power of all classes of stock of the Company or of any of its subsidiaries, the purchase price per share is to be at least 110% of the fair market value per share on the date of grant. The purchase price of each Common Share purchasable under a nonqualified option granted under the 1996 Plan is not to be less than 80% of the fair market value of such Common Share on the date the option is granted; PROVIDED, HOWEVER, that an optionee who is a Canadian taxpayer may require that any nonqualified option granted to him provide for the purchase of Common Shares upon exercise thereof at a price equal to the fair market value per share on the date of grant. The term of each option is to be fixed by the Compensation Committee, but no option is to be exercisable more than five years after the date such option is granted.

         The aggregate fair market value, determined as of the date the incentive option is granted, of Common Shares for which incentive options are exercisable for the first time by any optionee during any calendar year under the 1996 Plan (and/or any other stock options plans of the Company or any of its subsidiaries) shall not exceed US$100,000. The aggregate number of Common Shares subject to options granted under the 1996 Plan held by any one person is not to exceed that number of shares as equals five percent of the outstanding shares of the Company.

         The Board of Directors may amend, suspend, or terminate the 1996 Plan, except that no amendment may be adopted that would impair the rights of any optionee without his consent. Further, no amendment may be adopted which, without the approval of the shareholders of the Company, would (i) materially increase the number of shares issuable under the 1996 Plan, except as provided in itself, (ii) materially increase the benefits accruing to optionees under the 1996 Plan, (iii) materially modify the eligibility requirements for participation in the 1996 Plan, (iv) decrease the exercise price of an incentive option to less than 100% of the fair market value per Common Share on the date of grant or the exercise price of a nonqualified option to less than 80% of the fair market value per Common Share on the date of grant, or (v) extend the term of any option beyond that provided for in the 1996 Plan.

         The Compensation Committee may amend the terms of any option previously granted, prospectively or retroactively, but no such amendment may impair the rights of any optionee without his consent. The Compensation Committee may also substitute new options for previously granted options, including options granted under other plans applicable to the participant and previously granted options having higher option prices, upon such terms as it may deem appropriate.

         The number of Common Shares available under the 1996 Plan and the terms of any option or other award granted thereunder are subject to adjustment in the event of a merger, reorganization, consolidation, recapitalization, stock dividend, or other change in corporate structure affecting the Common Shares, if the Compensation Committee determines that such event equitably requires such an adjustment.

         The amendment to the 1996 Plan would increase the number of Common Shares reserved for issuance under the 1996 Plan from 400,000 to 700,000 shares.

         Since the enactment of the 1996 Plan, no options to purchase Common Shares have been granted pursuant to such Plan to any of the directors or executive officers of the Company. Options to purchase 199,373 Common Shares have been granted to employees of the Company pursuant to the 1996 Plan, of which options to purchase 2,568 Common Shares have been exercised and options to purchase 16,455 Common Shares have been cancelled as a result of termination of employment. As a result, options to purchase an aggregate of 180,350 Common Shares remain outstanding under the 1996 Plan, and after giving effect to the proposed amendments to the 1996 Plan, 517,082 shares would be available for the grant of options under such Plan. All of such options were granted on January 5, 1996 at an exercise price of US$6.75 per share and such options become exercisable to the extent of one-third of the Common Shares covered thereby on each of the first, second and third anniversaries of the date of grant.

         Pursuant to applicable policies of the VSE, shareholder approval is required for any stock option plan of the Company that, together with all of the other previously established stock option plans of the Company or grants by the Company, could result at any time in (i) the number of Common Shares reserved for issuance pursuant to stock options exceeding 10% of the issued and outstanding Common Shares or (ii) the issuance within a one year period of Common Shares exceeding 10% of the issued and outstanding Common Shares. Approval by shareholders of the proposed amendment of the 1996 Plan by shareholders shall also constitute approval by shareholders of the grant of any option under the 1996 Stock Option Plan that, together with all of the other previously established stock option plans of the Company and grants by the Company, could result at any time in (a) the number Common Shares reserved for issuance pursuant to the Company's stock option plans exceeding 10% of the issued and outstanding Common Shares or (b) the issuance within a one year period of Common Shares exceeding 10% of the issued and outstanding Common Shares.

RECOMMENDATION OF THE BOARD OF DIRECTORS OF THE COMPANY

         THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE IN FAVOR OF AMENDING THE COMPANY'S 1996 STOCK OPTION PLAN TO INCREASE THE NUMBER OF COMMON SHARES THAT MAY BE SUBJECT TO OPTIONS GRANTED THEREUNDER FROM 400,000 TO 700,000 SHARES.

       PROPOSAL IV - APPROVING THE COMPANY'S SENIOR EXECUTIVE STOCK OPTION
                                      PLAN.

         The Board of Directors has unanimously approved for submission to a vote of shareholders a proposal to approve the Executive Plan in the form set forth in Appendix A to this proxy statement. THE FOLLOWING DISCUSSION OF THE EXECUTIVE PLAN IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO APPENDIX A.

         The purpose of the Executive Plan is to provide additional incentive to retain in the employ of the Company and its subsidiaries, as senior executive officers, persons of training, experience and ability, to attract new senior executive officers whose services are considered valuable, to encourage the sense of proprietorship and to stimulate the active interest of such persons in the development and financial success of the Company and its subsidiaries. The Executive Plan provides for the grant of incentive stock options and nonqualified stock options within the meaning of Section 422 of the Code.

         The Executive Plan is substantially similar to the 1996 Plan which is described above (see "Proposal III -- Amending the Company's 1996 Stock Option Plan") except that the Executive Plan authorizes the issuance of a maximum of 600,000 Common Shares and no option is to be exercisable more than six years after the date such option is granted.

         As of January 24, 1997, there were options outstanding under the Executive Plan with respect to an aggregate of 600,000 shares of Common Shares. Six-year options to purchase 200,000 Common Shares have been granted under the Executive Plan to each of Messrs. Warta, Blankstein and Irwin at an exercise price of US$10.00 per share. Each of the options may be exercised as to one-third of the shares covered thereby following a period of 20 consecutive trading days during which the closing sale price of the Common Shares on the AMEX has been at least US$13.75, as to a further one-third of such shares following a period of 20 consecutive trading days during which the closing sale price of the Common Shares on the AMEX has been at least US$16.50, and as to the remaining one-third of such shares following a period of 20 consecutive trading days during which the closing sale price of the Common Shares on the AMEX has been at least US$20.00. See "Additional Information Regarding the Stock Option Plans--New Plan Benefits."

         Pursuant to applicable policies of the VSE, shareholder approval is required for any stock option plan of the Company that, together with all of the other previously established stock option plans of the Company or grants by the Company, could result at any time in (i) the number of Common Shares reserved for issuance pursuant to stock options exceeding 10% of the issued and outstanding Common Shares or (ii) the issuance within a one year period of Common Shares exceeding 10% of the issued and outstanding Common Shares. Approval by shareholders of the Executive Plan by shareholders shall also constitute approval by shareholders of the grant of any option under the Executive Plan that, together with all of the other previously established stock option plans of the Company and grants by the Company, could result at any time in (a) the number Common Shares reserved for issuance pursuant to the Company's stock option plans exceeding 10% of the issued and outstanding Common Shares or
(b) the issuance within a one year period of Common Shares exceeding 10% of the issued and outstanding Common Shares.

RECOMMENDATION OF THE BOARD OF DIRECTORS OF THE COMPANY

         THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE IN FAVOR OF APPROVING THE COMPANY'S SENIOR EXECUTIVE STOCK OPTION PLAN

       PROPOSAL V - APPROVING THE COMPANY'S SENIOR OPERATING OFFICER STOCK
                                  OPTION PLAN.

         The Board of Directors has unanimously approved for submission to a vote of shareholders a proposal to approve the Operating Officer Plan set forth in Appendix B to this proxy statement. THE FOLLOWING DISCUSSION OF THE OPERATING OFFICER PLAN IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO APPENDIX B.

         The purpose of the Operating Officer Plan is to provide additional incentive to retain in the employ of the Company and its subsidiaries, as directors, senior executive officers, senior operating officers, operating officers, other officers and employees, persons of training, experience and ability, to attract new directors, senior executive officers, senior operating officers, operating officers, other officers and employees whose services are considered valuable, to encourage the sense of proprietorship and to stimulate the active interest of such persons in the development and financial success of the Company and its subsidiaries. The Operating Officer Plan provides for the grant of incentive stock options and nonqualified stock options within the meaning of Section 422 of the Code.

         The Operating Officer Plan is substantially similar to the 1996 Plan which is described above (see "Proposal III - Amending the Company's 1996 Stock Option Plan") except that the Operating Officer Plan authorizes the issuance of a maximum of 900,000 Common Shares and no option is to be exercisable more than six years after the date such option is granted.

         The Company has granted options to purchase 714,000 Common Shares under the Operating Officer Plan, of which options to purchase 13,000 Common Shares have been cancelled as a result of termination of employment. As a result, options to purchase 701,000 Common Shares remain outstanding, and 199,000 shares remain available for the grant of options under the Operating Officer Plan. All of such options were granted on May 8, 1996 at an exercise price of US$10.00 per share. Options become exercisable to the extent of one-quarter of the shares covered thereby on each of June 1, 1997, 1998, 1999 and 2000. See "Additional Information Regarding the Stock Option Plans--New Plan Benefits."

         Pursuant to applicable policies of the VSE, shareholder approval is required for any stock option plan of the Company that, together with all of the other previously established stock option plans of the Company or grants by the Company, could result at any time in (i) the number of Common Shares reserved for issuance pursuant to stock options exceeding 10% of the issued and outstanding Common Shares or (ii) the issuance within a one year period of Common Shares exceeding 10% of the issued and outstanding Common Shares. Approval by shareholders of the Operating Officer Plan by shareholders shall also constitute approval by shareholders of the grant of any option under the Operating Officer Plan that, together with all of the other previously established stock option plans of the Company and grants by the Company, could result at any time in (a) the number Common Shares reserved for issuance pursuant to the Company's stock option plans exceeding 10% of the issued and outstanding Common Shares or (b) the issuance within a one year period of Common Shares exceeding 10% of the issued and outstanding Common Shares.

RECOMMENDATION OF THE BOARD OF DIRECTORS OF THE COMPANY

       THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE IN FAVOR OF APPROVING THE COMPANY'S SENIOR OPERATING OFFICER STOCK OPTION PLAN

             ADDITIONAL INFORMATION REGARDING THE STOCK OPTION PLANS

NEW PLAN BENEFITS

         The following table discloses options granted pursuant to the Executive Plan and the Operating Officer Plan to the Company's Chief Executive Officer, the six next highest paid executive officers, all current executive officers, all directors who are not current executive officers and all employees (except executive officers). The 1996 Plan is not included in the following New Plan Benefits Table. For information regarding options granted pursuant to the 1996 Plan, see "Proposal III-Amending the Company's 1996 Stock Option Plan"


                                          Executive Plan(1),(2)                           Operating Officer Plan(1),(3)

NAME AND POSITION            DOLLAR VALUE             NUMBER OF UNITS          DOLLAR VALUE              NUMBER OF UNITS
-----------------            ------------             ---------------          ------------              ---------------
                             US($)                                             US($)

John Warta, Chief                     N/D                    200,000                      0                          0
Executive Officer

W. Gordon                             N/D                    200,000                      0                          0
Blankstein,
Chairman

Stephen Irwin, Vice                   N/D                    200,000                      0                          0
Chairman

Clifford V. Sander,                    0                        0                        N/D                       28,000
Sr. V.P.

Thomas E. Sawyer,                      0                        0                        N/D                       5,000
Chief Technology
Officer

Robert Hanson, Sr.                     0                        0                        N/D                       15,000
V.P. and Chief
Financial Officer

Ian Watson, Vice                       0                        0                         0                          0
President of GST
USA

Executive Group(4)                    N/D                    600,000                     N/A                        N/A

Non-Executive                         N/A                      N/A                       N/D                       35,000
  Director Group(5)

Non-Executive                         N/A                      N/A                       N/D                     618,000(7)
  Officer Group(6)

                                                   (FOOTNOTES ON FOLLOWING PAGE)

(1) For all plans, Number of Units represents options to purchase Common Shares. N/A means that the individual or group is not eligible to participate in the plan. N/D means that the amount is not determinable.

(2) As benefits are not determinable pursuant to Instruction 3 of Item 10 of Reg. Sec. 240.14a-101 of the Securities Exchange Act of 1934, amended (the "Exchange Act"), benefits stated are the number of shares covered by options granted to each of the groups of employees under the Executive Plan in Fiscal 1996. The future value, if any, is not determinable. Six-year options to purchase 200,000 Common Shares have been granted under the Executive Plan to each of Messrs. Warta, Blankstein and Irwin at an exercise price of US$10.00 per share. Each of the options may be exercised as to one-third of the shares covered thereby following a period of 20 consecutive trading days during which the closing sale price of the Common Shares on the AMEX has been at least US$13.75, as to a further one-third of such shares following a period of 20 consecutive trading days during which the closing sale price of the Common Shares on the AMEX has been at least US$16.50, and as to the remaining one-third of such shares following a period of 20 consecutive trading days during which the closing sale price of the Common Shares on the AMEX has been at least US$20.00.

(3) As benefits are not determinable pursuant to Instruction 3 of Item 10 of Reg. Sec. 240.14a-101 of the Exchange Act, benefits stated are the number of shares covered by options granted to each of the groups of employees under the Operating Officer Plan in Fiscal 1996. The future value, if any, is not determinable. All of such options were granted on May 8, 1996 at an exercise price of US$10.00 per share. Options become exercisable to the extent of one-quarter of the shares covered thereby on each of June 1, 1997, 1998, 1999 and 2000.

(4)      Includes all current executive officers, seven people.

(5) Includes all current directors who are not executive officers, three people. (6) Includes all employees, including all current officers, who are not executive officers. (7) Does not include options to purchase 13,000 Common Shares that were cancelled as a result of the termination of the employment of the employees to whom such options were granted.

MARKET VALUE OF THE COMMON SHARES

         On January 24, 1997, the closing price on the AMEX for the Common Shares was US$ 10 1/8 per share.

FEDERAL INCOME TAX CONSEQUENCES

         INCENTIVE STOCK OPTIONS. Incentive stock options granted under the 1996 Plan, the Executive Plan and the Operating Officer Plan are intended to be "incentive stock options" within the meaning of Section 422 of the Code. Under present law, the grantee of an incentive stock option will not realize taxable income upon the grant or the exercise of the incentive stock option and the Company will not receive an income tax deduction at either such time. If the optionee does not sell the Common Shares acquired upon exercise of an incentive stock option within either (i) two years after the grant of the incentive stock option or (ii) one year after the date of exercise of the incentive stock option, the gain upon a subsequent sale of the Common Shares will be taxed as long-term capital gain. If the optionee, within either of the above periods, disposes of the Common Shares acquired upon exercise of the incentive stock option, the optionee will recognize as ordinary income an amount equal to the lesser of (i) the gain realized by the optionee upon such disposition or (ii) the difference between the exercise price and the fair market value of the shares on the date of exercise. In such event, the Company would be entitled to a corresponding income tax deduction equal to the amount recognized as ordinary income by the optionee. The gain in excess of such amount recognized by the optionee as ordinary income would be taxed as long-term capital gain or short-term capital gain (subject to the holding period requirements for long-term or short-term capital gain treatment).

         The exercise of an incentive stock option will generally result in the excess of the Common Shares' fair market value on the date of exercise over the exercise price being included in the optionee's alternative minimum taxable income ("AMTI"). If the Common Shares are subject to a risk of forfeiture and are nontransferable, the excess described above will be included in AMTI when the risk of forfeiture lapses or the shares become transferable, whichever occurs sooner. Liability for the alternative minimum tax is a complex determination and depends upon an individual's overall tax situation. Before exercising an incentive stock option, an optionee should discuss the possible application of the alternative minimum tax with his tax advisor.

         NON-QUALIFIED STOCK OPTIONS. Upon exercise of a non-qualified stock option granted under the 1996 Plan, the Executive Plan or the Operating Officer Plan, the optionee will recognize ordinary income in an amount equal to the excess of the fair market value of the Common Shares received over the exercise price of such Common Shares. That amount will increase the optionee's basis in the Common Shares acquired pursuant to the exercise of the option. Upon a subsequent sale of the Common Shares, the optionee will recognize short term or long term gain or loss depending upon his holding period for the Common Shares and upon the subsequent appreciation or depreciation in the market value of the Common Shares. The Company will be allowed a federal income tax deduction for the amount recognized as ordinary income by the optionee upon the optionee's exercise of the option.

          INTEREST OF MANAGEMENT AND INSIDERS IN MATERIAL TRANSACTIONS

         None of the directors or officers of the Company, nor any proposed nominee for election as a director of the Company, nor any person who beneficially owns, directly or indirectly, shares carrying more than 10% of the voting rights attached to all outstanding shares of the Company, nor any associate or affiliate of the foregoing persons has any material interest, direct or indirect, in any transaction since the commencement of Fiscal 1996 or in any proposed transaction which, in either case has or will materially affect the Company except as follows or as disclosed herein.

         On June 23, 1994, the Company entered into agreements (the "GST Telecom Agreements") with Pacwest (an entity controlled by John Warta, now the President and Chief Executive Officer of each of the Company and GST USA), pursuant to which the Company and Pacwest formed a new corporation, GST Telecom, for the purpose of developing telecommunications networks. Under the terms of the agreements, Pacwest contributed the stock of GST Pacific, GST Tucson Lightwave, Inc. and Pacwest Telecommunications, Inc. (now GST Pacwest Telecom Hawaii, Inc.) and the Company made certain funding commitments (all of which were subsequently satisfied), for which the Company received 60% and Pacwest received 40% of the capital stock of GST Telecom. Effective June 1, 1995, the Company acquired an additional 20% ownership interest in GST Telecom from Pacwest in exchange for 1,000,000 Common Shares. Effective October 20, 1995, the Company acquired Pacwest's remaining 20% interest in GST Telecom for which Pacwest was eligible to receive up to a maximum of 1,000,000 Common Shares (valued at US$10.00 per Common Share) based upon the fair market value of a 20% interest in GST Telecom, as determined by independent appraisal. The Company engaged Dillon Read & Co., Inc. to provide such appraisal, which appraisal valued such 20% interest at not less than US$10 million. In November 1996, 1,000,000 Common Shares, which had been held in escrow since October 20, 1995, were distributed to the designees of Pacwest, principally Messrs. Warta and Sander.

         Prior to his employment with the Company, Mr. Warta served, and continues to serve, as a consultant to Tomen for which he is paid a fee. Simultaneously with the execution of the GST Telecom

Agreements, Pacwest contracted with the Company to receive a fee equal to 1% of the aggregate debt and equity financing provided by Tomen to the Company. Mr. Sander, Senior Vice President and Treasurer of the Company, is a member of Pacwest and participates in such fees. Through September 30, 1996, the Company has paid US$420,380 of such fees to Pacwest.

         The Company, GST Telecom and Pacwest are parties to the Tomen Master Agreement dated October 24, 1994 and amended May 24, 1996 with Tomen pursuant to which Tomen agreed, in its sole discretion on a project-by-project basis, to make available up to a total of US$100 million of financing for telecommunications network projects developed and constructed by the Company. Under the terms of the Tomen Master Agreement, Tomen has the exclusive right to review the Company's proposed network projects for purposes of determining whether to provide financing for such projects until Tomen has extended US$100 million in debt financing or has refused three projects that the Company subsequently finances. Upon approval of a project by Tomen, Tomen is to enter into a credit agreement (a "Project Credit Agreement") with the subsidiary of the Company developing the project (a "Development Company") to provide financing for 75% of the project's costs (a "Project Loan"). The first 25% of such costs is to be contributed as equity by the Company prior to or at the same time as the receipt of the debt financing. Tomen has the right to act as procurement agent for each network project it finances.

         Until amended in May 1996, the Tomen Master Agreement had provided that Tomen could purchase up to 10% (on a fully diluted basis) of the capital stock of a Development Company to which it agreed to provide financing and Tomen had purchased 10% of the equity of GST Pacific for the sum of US$615,000. In May 1996, the Company entered into a series of transactions pursuant to which (i) GST Telecom purchased the shares of GST Pacific held by Tomen for $1,250,000,
(ii) the parties amended the Tomen Master Agreement to eliminate Tomen's right to purchase 10% of the shares in Development Companies to which it provides a Project Loan, (iii) the Company granted to Tomen in connection with each Project Loan the right to purchase a number of Common Shares the aggregate value of which based on their market price would equal 10% of the total equity contribution by the Company to the Development Company and (iv) the parties agreed that in connection with certain Project Loans, Tomen's purchase of Common Shares would include, for no additional consideration, a specified number of warrants to purchase additional Common Shares.

         The Tomen Master Agreement provides that each Project Loan is to bear interest at LIBOR plus 3% and is to be amortized in 24 quarterly installments beginning after the project's construction period (which may not exceed three years). An upfront fee of 1.50% of the aggregate principal amount of each Project Loan and a commitment fee of 0.50% per annum on the unused portion of each Project Loan is payable to Tomen. In addition, Pacwest, an entity controlled by John Warta, President and Chief Executive Officer of each of the Company and GST USA, is entitled to receive a fee (the "Pacwest Fee") equal to 1% of the total debt and equity financing received by the Company under the Tomen Master Agreement.

         Pursuant to a stock purchase agreement (the "Tomen Stock Purchase Agreement") entered into in connection with the Tomen Master Agreement, Tomen purchased (i) for an aggregate purchase price of US$2.3 million, 500,000 Common Shares and warrants to purchase 250,000 Common Shares which have been exercised
(ii) for an aggregate of US$1.2 million, 250,000 Common Shares and warrants to purchase 125,000 Common Share exercisable until April 26, 1997 at an exercise price of US$5.62 per share, and (iii) for an aggregate of US$2,700,000, 250,000 Common Shares and warrants to purchase 125,000 Common Shares exercisable until May 23, 1998 at an exercise price of US$12.96 per share and (iv) pursuant to an amendment to the Tomen Master Agreement and the Tomen Stock Purchase Agreement for an aggregate of US$800,000, 74,074 Common Shares and 46,155 Warrants to purchase Common Shares at an exercise price of US$12.96 per share.

         The first projects financed under the Tomen Master Agreement were the San Bernardino, Ontario, Tucson and Albuquerque networks, for which Tomen provided, pursuant to Project Credit Agreements, approximately US$34.5 million of financing in the aggregate.

         Tomen has recently agreed in principle to provide the Company with US$41.0 million of debt financing for the upgrade of its Hawaiian network and the construction of the Hawaiian inter-island network. The Company expects that GST Telecom Hawaii, Inc., a subsidiary of the Company, will enter into a credit agreement with Tomen containing substantially similar terms as the Project Credit Agreements and in connection with such financing will purchase additional Common Shares and warrants to purchase 75,000 additional Common Shares.

         The operations of the Company's Hawaiian microwave network require radio licenses from the Federal Communications Commission (the "FCC"). Pacwest Network, Inc. ("PNI"), an entity controlled by John Warta, President and Chief Executive Officer of each of the Company and GST USA, holds the Hawaii microwave licenses. Under agreements between the Company and PNI, (i) the Company pays a monthly fee to PNI to utilize the licensed facilities for communications traffic and (ii) PNI pays an equal monthly fee to the Company for the right to utilize the facilities for other communications traffic using up to 10% of PNI's license capacity.

         Magnacom  Wireless,  LLC  ("Magnacom"),  a company  controlled  by John
Warta, the Chief Executive Officer of the Company, has applied for various Personal Communication Services ("PCS") licenses. Magnacom has been granted 30mhz (C Block) PCS licenses from the FCC for 5 cities and Guam/Saipan. Magnacom also has submitted bids in the FCC's 10mhz (D, E and F block) PCS license auctions for 14 additional cities.

         Magnacom and the Company have entered into an agreement pursuant to which the Company has made payments to the FCC on behalf of Magnacom. The Company paid US$5,997,000 and US$2,970,000 during the third and fourth quarters of Fiscal 1996 and made an additional payment of US$5,426,000 after the end of Fiscal 1996. In return, Magnacom agreed to allow the Company to provide switched local and long distance services and manage Magnacom's networks in markets where the Company has operational CLEC networks. The Company agreed to purchase a designated amount of minutes from Magnacom at the most favorable rates offered to Magnacom customers and the three payments that the Company has made will be applied as advances against such purchase. In addition, the Company acquired an option to purchase for nominal consideration a 24% interest (to be increased to a 99% interest) in Magnacom. The exercise of such option as to such increased interest is contingent upon, among other things, FCC approval.

         Magnacom has acquired licenses and bid for additional licenses in cities located on or near the Company's existing and planned networks. Management of the Company believes the capability of the Company to provide a wireless telecommunications service is consistent with and enhances the
Company's strategy of providing a full array of services to its customers. The Magnacom agreement will increase product capability with wireless local loop and wireless Internet access. The Company further believes the agreement with Magnacom will allow the Company to provide wireless telecommunication services to its customers at competitive prices.

         Stephen Irwin, Vice-Chairman of the Board and Secretary of the Company, is of counsel to the law firm of Olshan Grundman Frome & Rosenzweig LLP, counsel to the Company. In connection with such services, such firm received fees of approximately $1,820,000 for Fiscal 1996 and will receive fees for Fiscal 1997.

         Peter E. Legault, a director of the Company, is a director and Vice President of Thomson Kernaghan, which was engaged by the Company during Fiscal 1996 to solicit sources of financing for the Company.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "Commission"). Officers, directors and greater than ten percent shareholders are required by the Commission's regulations to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely on review of copies of such forms furnished to the Company, or written representations that no Form 5s were required, the Company believes that during the year ended September 30, 1996, except as described below, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten-percent beneficial owners were complied with.

         Two Form 4s for Peter E. Legault, a director of the Company, were filed late with the Commission in Fiscal 1996.

                      PROPOSAL VI - APPOINTMENT OF AUDITORS

         The persons named in the enclosed Proxy will vote for the appointment of KPMG Peat Marwick LLP, Certified Public Accountants, of Suite 2000, 1211 South West Fifth Avenue, Portland, Oregon, as auditors for the Company to hold office until the next Annual General Meeting of the shareholders, at a remuneration to be fixed by the directors. KPMG Peat Marwick LLP were auditors of the Company for Fiscal 1996. A representative of the auditors is expected to be present at the Meeting to make such statements as such representative desires and to respond to appropriate questions from shareholders of the Company.

RECOMMENDATION OF THE BOARD OF DIRECTORS

         THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE FOR THE APPOINTMENT OF KPMG PEAT MARWICK LLP AS THE COMPANY'S INDEPENDENT AUDITORS TO HOLD OFFICE UNTIL THE NEXT ANNUAL GENERAL MEETING.

                                  OTHER MATTERS

         The Board of Directors does not know of any other matters to come before the Meeting other than those referred to in the Notice of Meeting. Should any other matters properly come before the Meeting, the shares represented by the Proxy solicited hereby will be voted on such matters in accordance with the best judgment of the persons voting the Proxy.

                                  ANNUAL REPORT

         The Company's Annual Report on Form 10-K, including financial statements (without exhibits), for the fiscal year ended September 30, 1996 and the Company's Form 10-KA dated January 28, 1997 amending such Annual Report on Form 10-K (as filed with the Securities and Exchange Commission), are being provided herewith. If, for any reason, you did not receive your copy of the Annual Report on Form 10-K and the Form 10-KA, please advise the Company and another will be sent to you. The

Company will undertake to furnish, without charge, a copy of the Annual Report (without exhibits) and the Form 10K-A to shareholders of record as of January 24, 1997 who make requests to Robert Blankstein, 1030-999 West Hastings Street, Vancouver, British Columbia V6C 2W2. Oral requests shall be directed to such individual (telephone number (604) 688-0553).

                              SHAREHOLDER PROPOSALS

         Shareholder proposals in respect of matters to be acted upon at the Company's 1998 Annual General Meeting of Shareholders should be received by the Company on or before October 16, 1997 in order that they may be considered for inclusion in the Company's proxy materials.

                                  CERTIFICATION

         The undersigned hereby certifies that the contents and the sending of this Board of Directors' proxy circular have been approved and authorized by the directors of the Company.

DATED at Vancouver, Washington, this 13th day of February, 1997.

                       ON BEHALF OF THE BOARD OF DIRECTORS

              (signed) STEPHEN IRWIN
                       Vice-Chairman and Secretary

                                                                       Exhibit A

                          GST TELECOMMUNICATIONS, INC.

                   SENIOR EXECUTIVE OFFICER STOCK OPTION PLAN

         1. PURPOSE OF THE PLAN.

         This Senior Executive Officer Stock Option Plan (the "Plan") is intended as an incentive, to retain in the employ of GST TELECOMMUNICATIONS, INC., a federally chartered Canadian corporation with its principal office at 4317 N.E. Thurston Way, Vancouver, Washington 98662 (the "Company") and any Subsidiary of the Company, within the meaning of Section 424(f) of the United States Internal Revenue Code of 1986, as amended (the "Code"), as senior executive officers, persons of training, experience and ability, to attract new senior executive officers whose services are considered valuable, to encourage the sense of proprietorship and to stimulate the active interest of such persons in the development and financial success of the Company and its Subsidiaries.

         It is further intended that certain options granted pursuant to the Plan shall constitute incentive stock options within the meaning of Section 422 of the Code (the "Incentive Options"), while certain other options granted pursuant to the Plan shall be nonqualified stock options (the "Nonqualified Options"). Incentive Options and Nonqualified Options are hereinafter referred to collectively as "Options."

         The Company intends that the Plan meet the requirements of Rule 16b-3 ("Rule 16b-3") promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and that transactions of the type specified in subparagraphs (c) to (f) inclusive of Rule 16b-3 by officers and directors of the Company pursuant to the Plan will be exempt from the operation of Section 16(b) of the Exchange Act. In all cases, the terms, provisions, conditions and limitations of the Plan shall be construed and interpreted consistent with the Company's intent as stated in this Section 1.

         2. ADMINISTRATION OF THE PLAN.

         The Board of Directors of the Company (the "Board") shall appoint and maintain as administrator of the Plan a Committee (the "Committee") consisting of two or more Non-Employee Directors (as such term is defined in Rule 16b-3), which shall serve at the pleasure of the Board. The Committee, subject to Sections 3 and 5 hereof, shall have full power and authority to designate recipients of Options, to determine the terms and conditions of respective Option agreements (which need not be identical) and to interpret the provisions and supervise the administration of the Plan. The Committee shall have the authority, without limitation, to designate which Options granted under the Plan shall be Incentive Options and which shall be Nonqualified Options. To the extent any Option does not qualify as an Incentive Option, it shall constitute a separate Nonqualified Option.

         Subject to the provisions of the Plan, the Committee shall interpret the Plan and all Options granted under the Plan, shall make such rules as it deems necessary for the proper administration of the Plan, shall make all other determinations necessary or advisable for the administration of the Plan and shall correct any defects or supply any omission or reconcile any inconsistency in the Plan or in any Options granted under the Plan in the manner and to the extent that the Committee deems desirable to carry into effect the Plan or any Options. The act or determination of a majority of the Committee shall be the act or determination of the Committee and any decision reduced to writing and signed by all of the members of the Committee shall be fully effective as if it had been made by a majority at a meeting duly held. Subject to the provisions of the Plan, any action taken or determination made by the Committee pursuant to this and the other Sections of the Plan shall be conclusive on all parties.

         In the event that for any reason the Committee is unable to act or if the Committee at the time of any grant, award or other acquisition under the Plan of Options or Stock does not consist of two or more Non-Employee Directors, then any such grant, award or other acquisition may be approved or ratified in any other manner contemplated by subparagraph (d) of Rule 16b-3.

         3. DESIGNATION OF OPTIONEES.

         The persons eligible for participation in the Plan as recipients of Options (the "Optionees") shall comprise senior executive officers of the Company or any Subsidiary; provided that Incentive Options may only be granted to senior executive officers who are employees of the Company and the Subsidiaries. In selecting Optionees, and in determining the number of shares to be covered by each Option granted to Optionees, the Committee may consider the office or position held by the Optionee or the Optionee's relationship to the Company, the Optionee's degree of responsibility for and contribution to the growth and success of the Company or any Subsidiary, the Optionee's length of service, age, promotions, potential and any other factors that the Committee may consider relevant. An Optionee who has been granted an Option hereunder may be granted an additional Option or Options, if the Committee shall so determine.

         4. STOCK RESERVED FOR THE PLAN.

         Subject to adjustment as provided in Section 7 hereof, a total of 600,000 of the Company's Common Shares (the "Stock") shall be subject to the Plan. The shares of Stock subject to the Plan shall consist of unissued shares or previously issued shares held by any Subsidiary of the Company, and such amount of shares of Stock shall be and is hereby reserved for such purpose. Any of such shares of Stock that may remain unsold and that are not subject to outstanding Options at the termination of the Plan shall cease to be reserved for the purposes of the Plan, but until termination of the Plan the Company shall at all times reserve a sufficient number of shares of Stock to meet the requirements of the Plan. Should any Option expire or be cancelled prior to its exercise in full or should the number of shares of Stock to be delivered upon the exercise in full of an Option be reduced for any reason, the shares of Stock theretofore subject to such Option may be subject to future Options under the Plan.

         5. TERMS AND CONDITIONS OF OPTIONS.

         Options  granted  under  the Plan  shall be  subject  to the  following
conditions  and  shall  contain  such  additional  terms  and  conditions,   not
inconsistent with the terms of the Plan, as the Committee shall deem desirable:

         (a) OPTION PRICE. The purchase price of each share of Stock purchasable under an Incentive Option shall be determined by the Committee at the time of grant, but shall not be less than 100% of the Fair Market Value (as defined below) of such share of Stock on the date the Option is granted; PROVIDED, HOWEVER, that with respect to an Optionee who, at the time such Incentive Option is granted, owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary, the purchase price per share of Stock shall be at least 110% of the Fair Market Value per share of Stock on the date of grant. The purchase price of each share of Stock purchasable under a Nonqualified Option shall not be less than 80% of the Fair Market Value of such share of Stock on the date the Option is granted; PROVIDED, HOWEVER, that an Optionee who is a Canadian taxpayer may require that any Nonqualified Option granted to him provide for the purchase of shares of Stock upon exercise thereof at a price equal to the Fair Market Value per share of Stock on the date of grant. The exercise price for each Option shall be subject to adjustment as provided in Section 7 below. Fair Market Value means the closing price of publicly traded shares of Stock on the principal United States securities exchange on which shares of Stock are listed (if the shares of Stock are so listed), or on the NASDAQ Stock Market (if the shares of Stock are regularly quoted on the NASDAQ Stock Market), or, if not so listed or regularly quoted, the mean between the closing bid and asked prices of publicly traded shares of Stock in the over-the-counter market, or, if such bid and asked prices shall not be available, as reported by any nationally recognized quotation service selected by the Company, or as determined by the Committee in a manner consistent with the provisions of the Code. Anything in this Section 5(a) to the contrary notwithstanding, in no event shall the purchase price of a share of Stock be less than the minimum price permitted under rules and policies of the American Stock Exchange and the Vancouver Stock Exchange.

         (b) OPTION TERM. The term of each Option shall be fixed by the Committee, but no Option shall be exercisable more than six years after the date such Option is granted.

         (c) EXERCISABILITY. Subject to Section 5(j) hereof, Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at the time of grant. No option may be exercised to the extent that such exercise will cause the Company to issue, upon exercise of options to purchase shares of Stock granted by the Company without shareholder approval, that number of shares of Stock as equals or exceeds (i) 5% of the number of outstanding shares of Stock in any 12-month period, or (ii) 10% of the number of outstanding shares of Stock in any five-year period.

         (d) METHOD OF EXERCISE. Options to the extent then exercisable may be exercised in whole or in part at any time during the option period, by giving written notice to the Company specifying the number of shares of Stock to be purchased, accompanied by payment in full of the purchase price, in cash, by check or such other instrument as may be acceptable to the Committee. As determined by the Committee, in its sole discretion, at or after grant, payment in full or in part may also be made in the form of Stock owned by the Optionee (based on the Fair Market Value of the Stock on the trading day before the Option is exercised). An Optionee shall have the right to dividends and other rights of a stockholder with respect to shares of Stock purchased upon exercise of an Option after (i) the Optionee has given written notice of exercise and has paid in full for such shares and (ii) becomes a stockholder of record with respect thereto.

         (e) NON-TRANSFERABILITY OF OPTIONS. Options are not transferable and may be exercised solely by the Optionee during his lifetime or after his death by the person or persons entitled thereto under his will or the laws of descent and distribution.

Any attempt to transfer, assign, pledge or otherwise dispose of, or to subject to execution, attachment or similar process, any Option contrary to the provisions hereof shall be void and ineffective and shall give no right to the purported transferee.

         (f) TERMINATION BY DEATH. Unless otherwise determined by the Committee at grant, if any Optionee's employment with or service to the Company or any Subsidiary terminates by reason of death, the Option may thereafter be exercised, to the extent then exercisable (or on such accelerated basis as the Committee shall determine at or after grant), by the legal representative of the estate or by the legatee of the Optionee under the will of the Optionee, for a period of one year after the date of such death or until the expiration of the stated term of such Option as provided under the Plan, whichever period is shorter.

         (g) TERMINATION BY REASON OF DISABILITY. Unless otherwise determined by the Committee at grant, if any Optionee's employment with or service to the Company or any Subsidiary terminates by reason of total and permanent disability, any Option held by such Optionee may thereafter be exercised, to the extent it was exercisable at the time of termination due to Disability (or on such accelerated basis as the Committee shall determine at or after grant), but may not be exercised after 30 days after the date of such termination of employment or service or the expiration of the stated term of such Option, whichever period is shorter; provided, however, that, if the Optionee dies within such 30 day period, any unexercised Option held by such Optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of one year after the date of such death or for the stated term of such Option, whichever period is shorter.

         (h) TERMINATION BY REASON OF RETIREMENT. Unless otherwise determined by the Committee at grant, if any Optionee's employment with or service to the Company or any Subsidiary terminates by reason of Normal or Early Retirement (as such terms are defined below), any Option held by such Optionee may thereafter be exercised to the extent it was exercisable at the time of such Retirement (or on such accelerated basis as the Committee shall determine at or after grant), but may not be exercised after 30 days after the date of such termination of employment or service or the expiration of the stated term of such Option, whichever period is shorter; provided, however, that, if the Optionee dies within such 30 day period, any unexercised Option held by such Optionee shall thereafter be exercisable, to the extent to which it was exercisable at the time of death, for a period of one year after the date of such death or for the stated term of such Option, whichever period is shorter.

         For purposes of this paragraph (h), Normal Retirement shall mean retirement from active employment with the Company or any Subsidiary on or after the normal retirement date specified in the applicable Company or Subsidiary pension plan or if no such pension plan, age 65. Early Retirement shall mean retirement from active employment with the Company or any Subsidiary pursuant to the early retirement provisions of the applicable Company or Subsidiary pension plan or if no such pension plan, age 55.

         (i) OTHER TERMINATION. Unless otherwise determined by the Committee at grant, if any Optionee's employment with or service to the Company or any Subsidiary terminates for any reason other than death, Disability or Normal or Early Retirement, the Option shall thereupon terminate, except that the portion of any Option that was exercisable on the date of such termination of employment may be exercised for the lesser of 30 days after the date of termination or the balance of such Option's term if the Optionee's employment or service with the Company or any Subsidiary is terminated by the Company or such Subsidiary without cause (the determination as to whether termination was for cause to be made by the Committee). The transfer of an Optionee from the employ of the Company to a Subsidiary, or vice versa, or from one Subsidiary to another, shall not be deemed to constitute a termination of employment for purposes of the Plan.

         (j) LIMIT ON VALUE OF INCENTIVE OPTIONS. The aggregate Fair Market Value, determined as of the date the Incentive Option is granted, of Stock for which Incentive Options are exercisable for the first time by any Optionee during any calendar year under the Plan (and/or any other stock option plans of the Company or any Subsidiary) shall not exceed $100,000.

         (k) TRANSFER OF INCENTIVE OPTION SHARES. The stock option agreement evidencing any Incentive Options granted under this Plan shall provide that if the Optionee makes a disposition, within the meaning of Section 424(c) of the Code and regulations promulgated thereunder, of any share or shares of Stock issued to him upon exercise of an Incentive Option granted under the Plan within the two-year period commencing on the day after the date of the grant of such Incentive Option or within a one-year period commencing on the day after the date of transfer of the share or shares to him pursuant to the exercise of such Incentive Option, he shall, within 10 days after such disposition, notify the Company thereof and immediately deliver to the Company any amount of United States federal income tax withholding required by law.

         (l) LIMITATION ON OPTIONS HELD BY ONE PERSON. The aggregate number of shares of Stock subject to options held by any one person shall not exceed that number of shares as equals 5% of the outstanding shares of the Company.

         6. TERM OF PLAN.

         No Option shall be granted pursuant to the Plan on or after May 21, 2006, but Options theretofore granted may extend beyond that date.

         7.       CAPITAL CHANGE OF THE COMPANY.

         In  the   event   of   any   merger,   reorganization,   consolidation,
recapitalization, stock dividend, or other change in corporate structure affecting the Stock, the Committee shall make an appropriate and equitable adjustment in the number and kind of shares reserved for issuance under the Plan and in the number and option price of shares subject to outstanding Options granted under the Plan, to the end that after such event each Optionee's proportionate interest shall be maintained as immediately before the occurrence of such event.

         8. PURCHASE FOR INVESTMENT.

         Unless the Options and shares covered by the Plan have been registered under the United States Securities Act of 1933, as amended (the "Securities Act"), or the Company has determined that such registration is unnecessary, each person exercising an Option under the Plan may be required by the Company to give a representation in writing that he is acquiring the shares for his own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof.

         9. TAXES.

         The Company may make such provisions as it may deem appropriate, consistent with applicable law, in connection with any Options granted under the Plan with respect to the withholding of any United States or Canadian taxes or any other tax matters.

         10. EFFECTIVE DATE OF PLAN.

         The Plan shall be effective on May 22, 1996.

         11. AMENDMENT AND TERMINATION.

         The Board may amend, suspend, or terminate the Plan, except that no amendment shall be made that would impair the rights of any Optionee under any Option theretofore granted without his consent, and except that no amendment shall be made which, without the approval of the shareholders of the Company would:

         (a) materially increase the number of shares that may be issued under the Plan, except as is provided in Section 7;

         (b) materially increase the benefits accruing to the Optionees under the Plan;

         (c)  materially   modify  the   requirements   as  to  eligibility  for
participation in the Plan;

         (d) decrease the exercise price of an Incentive Option to less than 100% of the Fair Market Value per share of Stock on the date of grant thereof or the exercise price of a Nonqualified Option to less than 80% of the Fair Market Value per share of Stock on the date of grant thereof; or

         (e) extend the term of any Option beyond that provided for in Section 5(b).

         The Committee may amend the terms of any Option theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of any Optionee without his consent. The Committee may also substitute new Options for previously granted Options, including options granted under other plans applicable to the participant and previously granted Options having higher option prices, upon such terms as the Committee may deem appropriate.

         12. GOVERNMENT REGULATIONS.

         The Plan, and the grant and exercise of Options hereunder, and the obligation of the Company to sell and deliver shares under such Options, shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges (including the American Stock Exchange and Vancouver Stock Exchange) as may be required.

         13. GENERAL PROVISIONS.

         (a) CERTIFICATES. All certificates for shares of Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, or other securities commission having jurisdiction, any applicable Federal, provincial or state securities law, any stock exchange upon which the Stock is then listed and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

         (b) EMPLOYMENT MATTERS. The adoption of the Plan shall not confer upon any Optionee of the Company or any Subsidiary, any right to continued employment or, in the case of an Optionee who is a director, continued service as a director, with the Company or a Subsidiary, as the case may be, nor shall it interfere in any way with the right of the Company or any

Subsidiary to terminate the employment of any of its employees, the service of any of its directors or the retention of any of its consultants or advisors at any time.

         (c) LIMITATION OF LIABILITY. No member of the Board or the Committee, or any officer or employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Committee and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

         (d) REGISTRATION OF STOCK. Notwithstanding any other provision in the Plan, no Option may be exercised unless and until the Stock to be issued upon the exercise thereof has been registered under the Securities Act and applicable state securities laws, or are, in the opinion of counsel to the Company, exempt from such registration in the United States or exempt from the prospectus and registration requirements under applicable provincial legislation. The Company shall not be under any obligation to register under applicable federal or state securities laws any Stock to be issued upon the exercise of an Option granted hereunder, or to comply with an appropriate exemption from registration under such laws or the laws of any province in order to permit the exercise of an Option and the issuance and sale of the Stock subject to such Option however, the Company may in its sole discretion register such Stock at such time as the Company shall determine. If the Company chooses to comply with such an exemption from registration, the Stock issued under the Plan may, at the direction of the Committee, bear an appropriate restrictive legend restricting the transfer or pledge of the Stock represented thereby, and the Committee may also give appropriate stop transfer instructions to the Company's transfer agents.

                          GST TELECOMMUNICATIONS, INC.
                                  May 22, 1996

                                                                       EXHIBIT B

                          GST TELECOMMUNICATIONS, INC.

                   SENIOR OPERATING OFFICER STOCK OPTION PLAN

         1. PURPOSE OF THE PLAN.

         This Senior Operating Officer Stock Option Plan (the "Plan") is intended as an incentive, to retain in the employ of GST TELECOMMUNICATIONS, INC., a federally chartered Canadian corporation with its principal office at 4317 N.E. Thurston Way, Vancouver, Washington 98662 (the "Company") and any Subsidiary of the Company, within the meaning of Section 424(f) of the United States Internal Revenue Code of 1986, as amended (the "Code"), as senior operating officers, operating officers, senior executive officers, other officers, employees and directors, persons of training, experience and ability, to attract new senior operating officers, operating officers, senior executive officers, other officers, employees and directors whose services are considered valuable, to encourage the sense of proprietorship and to stimulate the active interest of such persons in the development and financial success of the Company and its Subsidiaries.

         It is further intended that certain options granted pursuant to the Plan shall constitute incentive stock options within the meaning of Section 422 of the Code (the "Incentive Options"), while certain other options granted pursuant to the Plan shall be nonqualified stock options (the "Nonqualified Options"). Incentive Options and Nonqualified Options are hereinafter referred to collectively as "Options."

         The Company intends that the Plan meet the requirements of Rule 16b-3 ("Rule 16b-3") promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and that transactions of the type specified in subparagraphs (c) to (f) inclusive of Rule 16b-3 by officers and directors of the Company pursuant to the Plan will be exempt from the operation of Section 16(b) of the Exchange Act. In all cases, the terms, provisions, conditions and limitations of the Plan shall be construed and interpreted consistent with the Company's intent as stated in this Section 1.

         2. ADMINISTRATION OF THE PLAN.

         The Board of Directors of the Company (the "Board") shall appoint and maintain as administrator of the Plan a Committee (the "Committee") consisting of two or more Non-Employee Directors (as such term is defined in Rule 16b-3), which shall serve at the pleasure of the Board. The Committee, subject to Sections 3 and 5 hereof, shall have full power and authority to designate recipients of Options, to determine the terms and conditions of respective Option agreements (which need not be identical) and to interpret the provisions and supervise the administration of the Plan. The Committee shall have the authority, without limitation, to designate which Options granted under the Plan shall be Incentive Options and which shall be Nonqualified Options. To the extent any Option does not qualify as an Incentive Option, it shall constitute a separate Nonqualified Option.

         Subject to the provisions of the Plan, the Committee shall interpret the Plan and all Options granted under the Plan, shall make such rules as it deems necessary for the proper administration of the Plan, shall make all other determinations necessary or advisable for the administration of the Plan and shall correct any defects or supply any omission or reconcile any inconsistency in the Plan or in any Options granted under the Plan in the manner and to the extent that the Committee deems desirable to carry into effect the Plan or any Options. The act or determination of a majority of the Committee shall be the act or determination of the Committee and any decision reduced to writing and signed by all of the members of the Committee shall be fully effective as if it had been made by a majority at a meeting duly held. Subject to the provisions of the Plan, any action taken or determination made by the Committee pursuant to this and the other Sections of the Plan shall be conclusive on all parties.

         In the event that for any reason the Committee is unable to act or if the Committee at the time of any grant, award or other acquisition under the Plan of Options or Stock does not consist of two or more Non-Employee Directors, then any such grant, award or other acquisition may be approved or ratified in any other manner contemplated by subparagraph (d) of Rule 16b-3.

         3. DESIGNATION OF OPTIONEES.

         The persons eligible for participation in the Plan as recipients of Options (the "Optionees") shall comprise senior operating officers, operating officers, senior executive officers, other officers, employees and directors of the Company or any Subsidiary; provided that Incentive Options may only be granted to senior operating officers, operating officers, senior executive officers, other officers, employees and directors who are employees of the Company and the Subsidiaries. In selecting Optionees, and in determining the number of shares to be covered by each Option granted to Optionees, the Committee may consider the office or position held by the Optionee or the Optionee's relationship to the Company, the Optionee's degree of responsibility for and contribution to the growth and success of the Company or any Subsidiary, the Optionee's length of service, age, promotions, potential and any other factors that the Committee may consider relevant. An Optionee who has been granted an Option hereunder may be granted an additional Option or Options, if the Committee shall so determine.

         4. STOCK RESERVED FOR THE PLAN.

         Subject to adjustment as provided in Section 7 hereof, a total of 900,000 of the Company's Common Shares (the "Stock") shall be subject to the Plan. The shares of Stock subject to the Plan shall consist of unissued shares or previously issued shares held by any Subsidiary of the Company, and such amount of shares of Stock shall be and is hereby reserved for such purpose. Any of such shares of Stock that may remain unsold and that are not subject to outstanding Options at the termination of the Plan shall cease to be reserved for the purposes of the Plan, but until termination of the Plan the Company shall at all times reserve a sufficient number of shares of Stock to meet the requirements of the Plan. Should any Option expire or be cancelled prior to its exercise in full or should the number of shares of Stock to be delivered upon the exercise in full of an Option be reduced for any reason, the shares of Stock theretofore subject to such Option may be subject to future Options under the Plan.

         5. TERMS AND CONDITIONS OF OPTIONS.

         Options  granted  under  the Plan  shall be  subject  to the  following
conditions  and  shall  contain  such  additional  terms  and  conditions,   not
inconsistent with the terms of the Plan, as the Committee shall deem desirable:

         (a) OPTION PRICE. The purchase price of each share of Stock purchasable under an Incentive Option shall be determined by the Committee at the time of grant, but shall not be less than 100% of the Fair Market Value (as defined below) of such share of Stock on the date the Option is granted; PROVIDED, HOWEVER, that with respect to an Optionee who, at the time such Incentive Option is granted, owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary, the purchase price per share of Stock shall be at least 110% of the Fair Market Value per share of Stock on the date of grant. The purchase price of each share of Stock purchasable under a Nonqualified Option shall not be less than 80% of the Fair Market Value of such share of Stock on the date the Option is granted; PROVIDED, HOWEVER, that an Optionee who is a Canadian taxpayer may require that any Nonqualified Option granted to him provide for the purchase of shares of Stock upon exercise thereof at a price equal to the Fair Market Value per share of Stock on the date of grant. The exercise price for each Option shall be subject to adjustment as provided in Section 7 below. Fair Market Value means the closing price of publicly traded shares of Stock on the principal United States securities exchange on which shares of Stock are listed (if the shares of Stock are so listed), or on the NASDAQ Stock Market (if the shares of Stock are regularly quoted on the NASDAQ Stock Market), or, if not so listed or regularly quoted, the mean between the closing bid and asked prices of publicly traded shares of Stock in the over-the-counter market, or, if such bid and asked prices shall not be available, as reported by any nationally recognized quotation service selected by the Company, or as determined by the Committee in a manner consistent with the provisions of the Code. Anything in this Section 5(a) to the contrary notwithstanding, in no event shall the purchase price of a share of Stock be less than the minimum price permitted under rules and policies of the American Stock Exchange and the Vancouver Stock Exchange.

         (b) OPTION TERM. The term of each Option shall be fixed by the Committee, but no Option shall be exercisable more than six years after the date such Option is granted.

         (c) EXERCISABILITY. Subject to Section 5(j) hereof, Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at the time of grant. No option may be exercised to the extent that such exercise will cause the Company to issue, upon exercise of options to purchase shares of Stock granted by the Company without shareholder approval, that number of shares of Stock as equals or exceeds (i) 5% of the number of outstanding shares of Stock in any 12-month period, or (ii) 10% of the number of outstanding shares of Stock in any five-year period.

         (d) METHOD OF EXERCISE. Options to the extent then exercisable may be exercised in whole or in part at any time during the option period, by giving written notice to the Company specifying the number of shares of Stock to be purchased, accompanied by payment in full of the purchase price, in cash, by check or such other instrument as may be acceptable to the Committee. As determined by the Committee, in its sole discretion, at or after grant, payment in full or in part may also be made in the form of Stock owned by the Optionee (based on the Fair Market Value of the Stock on the trading day before the Option is exercised). An Optionee shall have the right to dividends and other rights of a stockholder with respect to shares of Stock purchased upon exercise of an Option after (i) the Optionee has given written notice of exercise and has paid in full for such shares and (ii) becomes a stockholder of record with respect thereto.

         (e) NON-TRANSFERABILITY OF OPTIONS. Options are not transferable and may be exercised solely by the Optionee during his lifetime or after his death by the person or persons entitled thereto under his will or the laws of descent and distribution. Any attempt to transfer, assign, pledge or otherwise dispose of, or to subject to execution, attachment or similar process, any Option contrary to the provisions hereof shall be void and ineffective and shall give no right to the purported transferee.

         (f) TERMINATION BY DEATH. Unless otherwise determined by the Committee at grant, if any Optionee's employment with or service to the Company or any Subsidiary terminates by reason of death, the Option may thereafter be exercised, to the extent then exercisable (or on such accelerated basis as the Committee shall determine at or after grant), by the legal representative of the estate or by the legatee of the Optionee under the will of the Optionee, for a period of one year after the date of such death or until the expiration of the stated term of such Option as provided under the Plan, whichever period is shorter.

         (g) TERMINATION BY REASON OF DISABILITY. Unless otherwise determined by the Committee at grant, if any Optionee's employment with or service to the Company or any Subsidiary terminates by reason of total and permanent disability, any Option held by such Optionee may thereafter be exercised, to the extent it was exercisable at the time of termination due to Disability (or on such accelerated basis as the Committee shall determine at or after grant), but may not be exercised after 30 days after the date of such termination of employment or service or the expiration of the stated term of such Option, whichever period is shorter; provided, however, that, if the Optionee dies within such 30 day period, any unexercised Option held by such Optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of one year after the date of such death or for the stated term of such Option, whichever period is shorter.

         (h) TERMINATION BY REASON OF RETIREMENT. Unless otherwise determined by the Committee at grant, if any Optionee's employment with or service to the Company or any Subsidiary terminates by reason of Normal or Early Retirement (as such terms are defined below), any Option held by such Optionee may thereafter be exercised to the extent it was exercisable at the time of such Retirement (or on such accelerated basis as the Committee shall determine at or after grant), but may not be exercised after 30 days after the date of such termination of employment or service or the expiration of the stated term of such Option, whichever period is shorter; provided, however, that, if the Optionee dies within such 30 day period, any unexercised Option held by such Optionee shall thereafter be exercisable, to the extent to which it was exercisable at the time of death, for a period of one year after the date of such death or for the stated term of such Option, whichever period is shorter.

         For purposes of this paragraph (h), Normal Retirement shall mean retirement from active employment with the Company or any Subsidiary on or after the normal retirement date specified in the applicable Company or Subsidiary pension plan or if no such pension plan, age 65. Early Retirement shall mean retirement from active employment with the Company or any Subsidiary pursuant to the early retirement provisions of the applicable Company or Subsidiary pension plan or if no such pension plan, age 55.

         (i) OTHER TERMINATION. Unless otherwise determined by the Committee at grant, if any Optionee's employment with or service to the Company or any Subsidiary terminates for any reason other than death, Disability or Normal or Early Retirement, the Option shall thereupon terminate, except that the portion of any Option that was exercisable on the date of such termination of employment may be exercised for the lesser of 30 days after the date of termination or the balance of such Option's term if the Optionee's employment or service with the Company or any Subsidiary is terminated by the Company or such Subsidiary without cause (the determination as to whether termination was for cause to be made by the Committee). The transfer of an Optionee from the employ of the Company to a Subsidiary, or vice versa, or from one Subsidiary to another, shall not be deemed to constitute a termination of employment for purposes of the Plan.

         (j) LIMIT ON VALUE OF INCENTIVE OPTIONS. The aggregate Fair Market Value, determined as of the date the Incentive Option is granted, of Stock for which Incentive Options are exercisable for the first time by any Optionee during any calendar year under the Plan (and/or any other stock option plans of the Company or any Subsidiary) shall not exceed $100,000.

         (k) TRANSFER OF INCENTIVE OPTION SHARES. The stock option agreement evidencing any Incentive Options granted under this Plan shall provide that if the Optionee makes a disposition, within the meaning of Section 424(c) of the Code and regulations promulgated thereunder, of any share or shares of Stock issued to him upon exercise of an Incentive Option granted under the Plan within the two-year period commencing on the day after the date of the grant of such Incentive Option or within a one-year period commencing on the day after the date of transfer of the share or shares to him pursuant to the exercise of such Incentive Option, he shall, within 10 days after such disposition, notify the Company thereof and immediately deliver to the Company any amount of United States federal income tax withholding required by law.

         (l) LIMITATION ON OPTIONS HELD BY ONE PERSON. The aggregate number of shares of Stock subject to options held by any one person shall not exceed that number of shares as equals 5% of the outstanding shares of the Company.

         6. TERM OF PLAN.

         No Option shall be granted pursuant to the Plan on or after May 21, 2006, but Options theretofore granted may extend beyond that date.

         7. CAPITAL CHANGE OF THE COMPANY.

         In  the   event   of   any   merger,   reorganization,   consolidation,
recapitalization, stock dividend, or other change in corporate structure affecting the Stock, the Committee shall make an appropriate and equitable adjustment in the number and kind of shares reserved for issuance under the Plan and in the number and option price of shares subject to outstanding Options granted under the Plan, to the end that after such event each Optionee's proportionate interest shall be maintained as immediately before the occurrence of such event.

         8. PURCHASE FOR INVESTMENT.

         Unless the Options and shares covered by the Plan have been registered under the United States Securities Act of 1933, as amended (the "Securities Act"), or the Company has determined that such registration is unnecessary, each person exercising an Option under the Plan may be required by the Company to give a representation in writing that he is acquiring the shares for his own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof.

         9. TAXES.

         The Company may make such provisions as it may deem appropriate, consistent with applicable law, in connection with any Options granted under the Plan with respect to the withholding of any United States or Canadian taxes or any other tax matters.

         10. EFFECTIVE DATE OF PLAN.

         The Plan shall be effective on May 22, 1996.

         11. AMENDMENT AND TERMINATION.

         The Board may amend, suspend, or terminate the Plan, except that no amendment shall be made that would impair the rights of any Optionee under any Option theretofore granted without his consent, and except that no amendment shall be made which, without the approval of the shareholders of the Company would:

              (a) materially increase the number of shares that may be issued under the Plan, except as is provided in Section 7;

              (b) materially increase the benefits accruing to the Optionees under the Plan;

              (c) materially modify the requirements as to eligibility for participation in the Plan;

              (d) decrease the exercise price of an Incentive Option to less than 100% of the Fair Market Value per share of Stock on the date of grant thereof or the exercise price of a Nonqualified Option to less than 80% of the Fair Market Value per share of Stock on the date of grant thereof; or

              (e) extend  the term of any Option  beyond  that  provided  for in
         Section 5(b).

         The Committee may amend the terms of any Option theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of any Optionee without his consent. The Committee may also substitute new Options for previously granted Options, including options granted under other plans applicable to the participant and previously granted Options having higher option prices, upon such terms as the Committee may deem appropriate.

         12. GOVERNMENT REGULATIONS.

         The Plan, and the grant and exercise of Options hereunder, and the obligation of the Company to sell and deliver shares under such Options, shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges (including the American Stock Exchange and Vancouver Stock Exchange) as may be required.

         13. GENERAL PROVISIONS.

         (a) CERTIFICATES. All certificates for shares of Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, or other securities commission having jurisdiction, any applicable Federal, provincial or state securities law, any stock exchange upon which the Stock is then listed and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

         (b) EMPLOYMENT MATTERS. The adoption of the Plan shall not confer upon any Optionee of the Company or any

Subsidiary, any right to continued employment or, in the case of an Optionee who is a director, continued service as a director, with the Company or a Subsidiary, as the case may be, nor shall it interfere in any way with the right of the Company or any Subsidiary to terminate the employment of any of its employees, the service of any of its directors or the retention of any of its consultants or advisors at any time.

         (c) LIMITATION OF LIABILITY. No member of the Board or the Committee, or any officer or employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Committee and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

         (d) REGISTRATION OF STOCK. Notwithstanding any other provision in the Plan, no Option may be exercised unless and until the Stock to be issued upon the exercise thereof has been registered under the Securities Act and applicable state securities laws, or are, in the opinion of counsel to the Company, exempt from such registration in the United States or exempt from the prospectus and registration requirements under applicable provincial legislation. The Company shall not be under any obligation to register under applicable federal or state securities laws any Stock to be issued upon the exercise of an Option granted hereunder, or to comply with an appropriate exemption from registration under such laws or the laws of any province in order to permit the exercise of an Option and the issuance and sale of the Stock subject to such Option however, the Company may in its sole discretion register such Stock at such time as the Company shall determine. If the Company chooses to comply with such an exemption from registration, the Stock issued under the Plan may, at the direction of the Committee, bear an appropriate restrictive legend restricting the transfer or pledge of the Stock represented thereby, and the Committee may also give appropriate stop transfer instructions to the Company's transfer agents.

                          GST TELECOMMUNICATIONS, INC.
                                  May 22, 1996